UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period:	October 1, 2013 — March 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PAEAX

Putnam Dynamic Asset Allocation Growth Fund

Semiannual report
3 | 31 | 14

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Growth Fund

Semiannual report
3 | 31 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	24

Shareholder meeting results	118

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

While U.S. stocks and bonds have generally delivered modest returns so far in 2014, volatility has become more pronounced, driven in the early months of the year by unusually cold weather conditions, shifting expectations for U.S. Federal Reserve action, and rising geopolitical fears. Still, evidence exists that global economic growth is slowly strengthening, and we believe the United States, Europe, and Japan are poised to contribute to an extended recovery.

In our view, portfolio diversification becomes extraordinarily important in this kind of environment. Putnam’s active research and investment strategies can serve investors who are pursuing income and capital appreciation goals.

We are pleased to report that Putnam continues to garner recognition in the mutual fund industry. For 2013, Barron’s ranked Putnam second among 64 mutual fund families based on total returns across asset classes. Over the longer term of five years ended in December 2013, Putnam also ranked second out of 55 fund families.

We believe Putnam’s sound investment strategies can provide benefits to your portfolio. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

How Barron’s ranked the fund families:

The Barron’s/Lipper Fund Family Ranking published February 8, 2014, ranked Putnam 1 out of 61 for 2009, 14 out of 57 for 2010, 57 out of 58 for 2011, 1 out of 62 for 2012, and 2 out of 64 for 2013 for the 1-year period with funds in five categories: U.S. equity, world equity, mixed asset, taxable bond, and tax-exempt bond. Putnam ranked 43 out of 54 and 46 out of 48 for the 5- and 10-year periods ending 2009, 41 out of 53 and 38 out of 46 for the 5- and 10-year periods ending 2010, 49 out of 53 and 41 out of 45 for the 5- and 10-year periods ending 2011, 27 out of 53 and 36 out of 46 for the 5- and 10-year periods ending 2012, and 2 out of 55 and 32 out of 48 for the 5- and 10-year periods ending 2013, respectively. Only funds with at least one year of performance were included. Returns were calculated minus the effects of sales charges and 12b-1 fees. Rankings were asset weighted, so larger funds had a greater impact on a fund family’s overall ranking, and then weighted by category, with each category assigned a percentage. Past performance is not indicative of future results. Barron’s is a registered trademark of Dow Jones & Company. Lipper ranked Putnam Dynamic Asset Allocation Growth Fund 6% (30/581), 3% (14/487), and 15% (44/305) for the 1-, 3-, and 5-year periods, respectively, as of 3/31/14 in the Mixed-Asset Target Allocation Growth Funds category. Lipper rankings for class A shares are based on total return without sales charge relative to all share classes of funds with similar objectives as determined by Lipper.

Putnam Dynamic Asset Allocation Growth Fund

A diversified portfolio pursuing growth worldwide

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund's target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–3/31/14
25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
3/14

Note: 25/75 → 25% S&P 500 Index, 75% Barclays U.S. Aggregate Bond Index; 60/40 → 60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The five portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured from left to right:

Joshua B. Kutin, CFA
(industry since 1998)

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Dynamic Asset Allocation Growth Fund

Dynamic Asset Allocation Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (ND).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

4 Dynamic Asset Allocation Growth Fund

Interview with your fund’s portfolio manager

How would you describe the investment environment during the six months that ended March 31, 2014?

Volatility returned to the markets, which we anticipated would take place after the strong run-up in equities. The period got off to an uncertain start with congressional debate about the U.S. debt ceiling and a 16-day partial shutdown of the federal government. A temporary solution to the budget impasse was reached in mid-October, when President Obama signed a short-term bill that suspended the debt ceiling and funded the government through mid-January 2014. After this, equity markets came roaring back, posting record highs during the final months of 2013. Early in the period, there was also uncertainty regarding when the U.S. Federal Reserve would begin to reduce its $85-billion-a-month in bond purchases. In mid-December, the Fed put the tapering question to rest, announcing it would scale back its bond purchases to $75 billion, beginning in January 2014. Equity markets reacted positively to the news, which indicated that the central bank was confident that the U.S. economy was improving. Bond prices declined, however, as interest rates inched higher.

During the opening months of 2014, capital markets around the world seemed to have difficulty establishing clear directions. The second half of the semiannual period began mostly on a down note, with investors

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/14. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Growth Fund 5

assuming a more risk-averse posture. With the Fed beginning to reduce bond purchases, some weak economic data releases coupled with concerns about emerging-market economies weighed on global share prices. Interest-rate-sensitive assets performed relatively well. In February, emerging-market concerns eased somewhat, and reassuring comments from new Fed Chair Janet Yellen about the central bank’s monetary policy helped most equity markets rebound. In addition, the U.S. debt-ceiling issue was ultimately resolved in February. By the end of the period, in March, tables turned again, with global markets reacting negatively to the geopolitical developments in Ukraine.

How did the fund perform in this environment, and what factors contributed to performance?

The fourth quarter of 2013 was one of the best in recent years for markets, particularly for U.S. equity markets, while the first three months of 2014 were somewhat weaker, although still positive. We did have exposure to risk assets throughout the period. On an absolute basis, the fund produced positive returns for the period.

During the first half of the period, the fund maintained tactical overweights to equities relative to the fund’s primary benchmark, the Russell 3000 Index, with a slight bias toward U.S. stocks over international developed-market and emerging-market stocks, in order to take advantage of the more favorable economic trends in the United States. Within fixed income, the fund was positioned to be underweight to Treasury Inflation-Protected Securities [TIPS], given the tame direction of inflation. In addition, the fund had an underweight position in investment-grade bonds, given these securities’ sensitivity to rising interest rates. This strategy, too, proved beneficial.

Allocations are shown as a percentage of the fund’s net assets as of 3/31/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6 Dynamic Asset Allocation Growth Fund

During the final three months of the period, asset allocation strategies were essentially flat, while security selection aided performance. Portfolio allocations were relatively neutral, resulting in muted dynamic asset allocation performance. Small positives included an overweight to high-yield bonds and an underweight to emerging-market equities. A small overweight to U.S. small-cap equities detracted from performance, as small-cap stocks generally underperformed large caps. Security selection added significant value, with strong selection seen across global equities, particularly U.S. large-cap stocks. International equity positions also contributed positively, including both international developed and emerging markets. High-yield fixed-income security selection also slightly detracted during the second half of the semiannual period.

Did you make any significant changes to your portfolio strategy when the market environment shifted at the start of 2014?

When the investing environment began to grow more turbulent in the beginning of 2014, we kept an eye on it and were able to manage through it. That said, we maintained the slightly altered allocation strategy we had established in the closing quarter of 2013, when we narrowed our overweight to equities, taking advantage of the run-up in stocks. We also pared the portfolio’s exposure to commodities on worries about slack demand. In addition, we narrowed our underweight to interest-rate-sensitive fixed-income assets, creating a more neutral overall positioning relative to the fund’s secondary benchmark.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/14. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Growth Fund 7

Much has been said about the harsh winter weather’s effect on U.S. economic growth. Do you believe it had a meaningful impact?

I am not one who generally reacts strongly to weather and its impact on the economy and markets. I believe that it can be a little overhyped, but, clearly, the weather had a chilling effect on economic activity during the early months of 2014. Weather hurt everything from auto sales to home sales to construction. Anecdotally, the situation has improved as the weather warms up — with the good news moving from south to north in the United States. The second quarter will likely deliver better results in these areas. In my opinion, it will not be until summer that improved data will be fully evident.

What is your outlook for the remainder of 2014?

Looking at the economic data, we believe we are in a low-growth environment. GDP has trended higher, but it’s a slow process. The U.S. economy has been stuck in the muck, and we believe we are in the early stages of pulling ourselves out.

That said, we are in a different market environment today than in 2013, when stocks experienced extraordinary growth. We believe it would be a mistake to expect a repeat performance this year and, so far in 2014, this view has been confirmed. Nonetheless, we continue to believe that the U.S. economy’s fundamentals are solid enough to support further growth in equity markets for the rest of the year.

We are also relatively optimistic about the economic recovery in the eurozone. However, the situation in Ukraine and the slowing pace of emerging-market economies are worrisome issues, to be sure, and will demand our ongoing attention. The developing risks in global markets may change the general attractiveness of asset classes. However, we believe that the broadly diversified structure

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Growth Fund

of the fund positions us to take advantage of potential opportunities that may arise.

U.S. corporate earnings have continued to trend higher, although revenue growth for many companies has been less robust than we’d like to see. We believe fundamentals remain conducive to further growth in corporate earnings, but we also observe that earnings are growing at a slower pace than might be expected in the current state of the economic expansion.

Given the slow pace of the U.S. economic recovery, the Fed has indicated its intention to keep short-term interest rates near zero for the foreseeable future. The accommodative policy of the Fed — and other major central banks around the world — should also support equity prices. Likewise, we believe credit-sensitive assets such as high-yield bonds may continue to advance, albeit not as strongly as they did in 2013. Even though interest rates have been holding in a fairly narrow range recently, our longer-term outlook is for rising interest rates, which we believe will continue to cast a long shadow over interest-rate-sensitive assets.

Thank you, Bob, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea, CFA, is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Dynamic Asset Allocation Growth Fund 9

University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

A worldwide economic recovery is under way — with the United States at the helm — but it may not be smooth sailing.

The International Monetary Fund (IMF) raised its global growth forecast for 2014 to 3.6% from 3.0% in 2013. Even with the most acute threats diminished, the IMF’s “World Economic Outlook” characterized the global recovery as somewhat fragile. Among the key downside risks cited by the IMF is the danger of low inflation. Other challenges include high unemployment, elevated sovereign debt levels, geopolitical risks, financial sector reforms, and emerging-market concerns. The United States, according to the IMF, is pulling other economies along, thanks to an accommodative central bank, a recovering real estate sector, and expanding household wealth. The IMF predicted that growth in the eurozone this year would hit 1.2%, as a reduction in the pace of fiscal tightening adds to GDP. Japan should see growth from private investment and exports, but the economy may decelerate due to tightening fiscal policy, including a recent consumption tax rate hike. Meanwhile, emerging-market economies continue to struggle, but should improve as advanced economies purchase more imports. Lastly, China’s growth should continue at a rate of about 7.5% in 2014–2015 as its leaders seek to place the country on a steadier growth path and to slow credit without causing the economy to stall.

10 Dynamic Asset Allocation Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.90%	7.58%	7.59%	7.59%	7.07%	7.07%	7.36%	7.17%	7.62%	8.16%	8.17%	8.16%

10 years	100.33	88.81	88.94	88.94	85.98	85.98	90.67	83.99	94.89	105.25	105.64	105.21
Annual average	7.19	6.56	6.57	6.57	6.40	6.40	6.67	6.29	6.90	7.46	7.48	7.45

5 years	141.43	127.54	132.66	130.66	132.64	132.64	135.65	127.41	137.98	144.17	144.63	144.11
Annual average	19.28	17.87	18.40	18.19	18.40	18.40	18.70	17.86	18.93	19.55	19.59	19.54

3 years	36.03	28.21	33.11	30.11	33.05	33.05	34.04	29.34	34.96	37.01	37.26	36.98
Annual average	10.80	8.64	10.00	9.17	9.99	9.99	10.26	8.96	10.51	11.07	11.13	11.06

1 year	18.18	11.39	17.31	12.31	17.36	16.36	17.61	13.49	17.83	18.48	18.57	18.49

6 months	10.91	4.53	10.48	5.48	10.52	9.52	10.61	6.74	10.76	11.04	11.12	11.03

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Dynamic Asset Allocation Growth Fund 11

Comparative index returns For periods ended 3/31/14

			Lipper Mixed-Asset
			Target Allocation
		Putnam Growth	Growth Funds
	Russell 3000 Index	Blended Benchmark	category average*

Annual average
(life of fund)	9.30%	—†	7.49%

10 years	113.04	108.31%	82.86
Annual average	7.86	7.61	6.17

5 years	169.48	129.84	106.39
Annual average	21.93	18.11	15.53

3 years	50.56	36.35	29.12
Annual average	14.61	10.89	8.86

1 year	22.61	16.36	13.76

6 months	12.28	9.00	7.96

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/14, there were 589, 581, 523, 487, 305, and 59 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.232		$0.107	$0.127	$0.157		$0.191	$0.296	$0.291	$0.264

Capital gains	—		—	—	—		—	—	—	—

Total	$0.232		$0.107	$0.127	$0.157		$0.191	$0.296	$0.291	$0.264

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/13	$15.60	$16.55	$15.28	$14.94	$15.30	$15.85	$15.33	$15.76	$15.77	$15.73

3/31/14	17.06	18.10	16.77	16.38	16.76	17.37	16.78	17.19	17.22	17.19

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12 Dynamic Asset Allocation Growth Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/13	1.10%	1.85%	1.85%	1.60%	1.35%	0.83%	0.73%	0.85%

Annualized expense ratio for the
six-month period ended 3/31/14	1.07%	1.82%	1.82%	1.57%	1.32%	0.82%	0.72%	0.82%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2013 to March 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.63	$9.55	$9.55	$8.24	$6.94	$4.31	$3.79	$4.31

Ending value (after expenses)	$1,109.10	$1,104.80	$1,105.20	$1,106.10	$1,107.60	$1,110.40	$1,111.20	$1,110.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Growth Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2014, use the following calculation method. To find the value of your investment on October 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.39	$9.15	$9.15	$7.90	$6.64	$4.13	$3.63	$4.13

Ending value (after expenses)	$1,019.60	$1,015.86	$1,015.86	$1,017.10	$1,018.35	$1,020.84	$1,021.34	$1,020.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Dynamic Asset Allocation Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Dynamic Asset Allocation Growth Fund 15

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (ND).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2014, Putnam employees had approximately $461,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Growth Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL, and another affiliate, The Putnam Advisory Company (“PAC”), provides services to your fund under a sub-advisory contract among Putnam Management, PIL and PAC. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management and sub-advisory contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management and sub-advisory contracts in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management and sub-advisory contracts were identical to those of the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with

Dynamic Asset Allocation Growth Fund 17

their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management, sub-management and sub-advisory contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management, sub-management and sub-advisory contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management, sub-management and sub-advisory contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be

18 Dynamic Asset Allocation Growth Fund

necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s

Dynamic Asset Allocation Growth Fund 19

sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management

20 Dynamic Asset Allocation Growth Fund

fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management

Dynamic Asset Allocation Growth Fund 21

generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	3rd

For the one-year period ended December 31, 2012, your fund’s performance was in the top decile of its Lipper Inc. peer group. Over the one-year, three-year and five-year periods ended December 31, 2012, there were 562, 526 and 478 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance

22 Dynamic Asset Allocation Growth Fund

of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Dynamic Asset Allocation Growth Fund 23

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Dynamic Asset Allocation Growth Fund

The fund’s portfolio 3/31/14 (Unaudited)

COMMON STOCKS (60.9%)*	Shares	Value

Banking (4.8%)
Access National Corp.	8,692	$140,897

Associated Banc-Corp.	130,900	2,364,054

Australia & New Zealand Banking Group, Ltd. (Australia)	47,692	1,465,726

Banca Popolare di Milano Scarl (Italy) †	184,046	185,092

Banco Bilbao Vizcaya Argentaria SA (Right) (Spain) †	85,683	20,067

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	85,683	1,029,083

Banco Bradesco SA ADR (Brazil)	40,329	551,297

Banco Espirito Santo SA (Portugal) †	209,181	391,634

Banco Latinoamericano de Exportaciones SA Class E (Panama)	19,345	510,901

Banco Santander SA (Spain)	133,682	1,274,619

Bancolombia SA ADR (Colombia)	7,081	399,935

Bank Mandiri (Persero) Tbk PT (Indonesia)	668,300	562,366

Bank of Kentucky Financial Corp.	5,162	193,781

Bank of Yokohama, Ltd. (The) (Japan)	150,000	747,670

Barclays PLC (United Kingdom)	175,251	681,924

BNP Paribas SA (France)	19,690	1,518,780

BofI Holding, Inc. †	5,627	482,515

Cardinal Financial Corp.	16,735	298,385

China Construction Bank Corp. (China)	968,000	678,188

Citizens & Northern Corp.	10,818	213,223

City National Corp.	32,492	2,557,770

Commonwealth Bank of Australia (Australia)	37,400	2,692,234

Credicorp, Ltd. (Peru)	7,378	1,017,574

Credit Agricole SA (France) †	91,410	1,441,280

Credit Suisse Group AG (Switzerland)	19,481	630,012

DBS Group Holdings, Ltd. (Singapore)	65,000	836,840

Dubai Islamic Bank PJSC (United Arab Emirates) †	313,496	524,058

East West Bancorp, Inc.	6,056	221,044

Erste Group Bank AG (Czech Republic)	25,277	863,607

Financial Institutions, Inc.	11,176	257,272

First Community Bancshares Inc.	10,552	172,631

First Niagara Financial Group, Inc.	234,100	2,212,245

FirstMerit Corp.	13,147	273,852

FirstRand, Ltd. (South Africa)	113,240	388,294

Flushing Financial Corp.	11,074	233,329

Grupo Financiero Banorte SAB de CV (Mexico)	176,591	1,194,226

Hang Seng Bank, Ltd. (Hong Kong)	58,500	933,241

Hanmi Financial Corp.	22,158	516,281

Heartland Financial USA, Inc.	7,493	202,236

Heritage Financial Group, Inc.	9,335	183,433

Itau Unibanco Holding SA ADR (Preference) (Brazil)	47,319	703,160

Jammu & Kashmir Bank, Ltd. (India)	19,882	512,870

Joyo Bank, Ltd. (The) (Japan)	150,000	746,763

JPMorgan Chase & Co.	312,077	18,946,195

KeyCorp	168,000	2,392,320

Lloyds Banking Group PLC (United Kingdom) †	1,792,063	2,230,272

Dynamic Asset Allocation Growth Fund 25

COMMON STOCKS (60.9%)* cont.	Shares	Value

Banking cont.
MainSource Financial Group, Inc.	16,637	$284,493

Metro Bank PLC (acquired 1/15/14, cost $189,830) (Private)
(United Kingdom) † ∆∆ F	8,918	188,206

Metropolitan Bank & Trust Co. (Philippines)	164,060	283,524

National Australia Bank, Ltd. (Australia)	31,436	1,036,058

Natixis (France)	59,114	434,148

OFG Bancorp (Puerto Rico)	9,829	168,961

Pacific Premier Bancorp, Inc. †	10,475	169,067

PacWest Bancorp	8,980	386,230

Peoples Bancorp, Inc.	10,321	255,238

Philippine National Bank (Philippines) †	232,534	426,507

PNC Financial Services Group, Inc.	122,799	10,683,513

Popular, Inc. (Puerto Rico) †	8,754	271,286

Powszechna Kasa Oszczednosci Bank Polski SA (Poland)	33,199	466,398

Qatar National Bank SAQ (Qatar) †	7,507	386,766

Republic Bancorp, Inc. Class A	6,711	151,669

Resona Holdings, Inc. (Japan)	273,500	1,320,172

Skandinaviska Enskilda Banken AB (Sweden)	78,926	1,083,475

State Street Corp.	109,300	7,601,815

Sumitomo Mitsui Financial Group, Inc. (Japan)	38,300	1,632,594

Swedbank AB Class A (Sweden)	38,047	1,021,084

UniCredit SpA (Italy)	84,186	768,939

United Community Banks, Inc. †	11,132	216,072

Wells Fargo & Co.	21,782	1,083,437

Westpac Banking Corp. (Australia)	35,093	1,125,469

		88,038,297
Basic materials (4.0%)
Aceto Corp.	7,668	154,050

Akzo Nobel NV (Netherlands)	3,436	280,371

Alrosa AO (Russia) †	338,266	347,167

Amcor, Ltd. (Australia)	73,403	707,740

Antofagasta PLC (United Kingdom)	48,211	671,533

Archer Daniels-Midland Co.	249,600	10,830,144

Arkema (France)	1,964	222,409

Axiall Corp.	10,435	468,740

BASF SE (Germany)	15,078	1,675,901

BHP Billiton PLC (United Kingdom)	30,779	946,216

BHP Billiton, Ltd. (Australia)	35,308	1,195,396

Buzzi Unicem SpA (Italy)	3,757	70,081

Cambrex Corp. †	27,194	513,151

Cemex Latam Holdings SA (Colombia) †	53,111	442,246

Cemex SAB de CV ADR (Mexico)	29,132	367,937

CF Industries Holdings, Inc.	10,251	2,671,821

Chemtura Corp. †	27,565	697,119

China National Building Material Co., Ltd. (China)	240,000	240,913

China Singyes Solar Technologies Holdings, Ltd. (China)	170,000	268,704

Compagnie de Saint-Gobain (France)	3,217	194,339

Domtar Corp. (Canada)	8,222	922,673

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.9%)* cont.	Shares	Value

Basic materials cont.
Dow Chemical Co. (The)	209,100	$10,160,169

EMS-Chemie Holding AG (Switzerland)	1,812	684,073

Fortescue Metals Group, Ltd. (Australia)	28,942	141,774

Fortune Brands Home & Security, Inc.	46,637	1,962,485

Glencore Xstrata PLC (United Kingdom)	239,232	1,231,605

Glencore Xstrata PLC (United Kingdom) †	61,224	318,390

Hi-Crush Partners LP (Units)	8,618	347,478

Hitachi Metals, Ltd. (Japan)	119,000	1,689,848

Holcim, Ltd. (Switzerland)	10,187	843,491

Horsehead Holding Corp. †	29,079	489,109

Innophos Holdings, Inc.	5,941	336,855

Innospec, Inc.	7,381	333,843

Johnson Matthey PLC (United Kingdom)	33,816	1,844,070

KapStone Paper and Packaging Corp. †	5,799	167,243

KCC Corp. (South Korea)	500	256,374

Koninklijke Boskalis Westminster NV (Netherlands)	16,035	882,962

Kraton Performance Polymers, Inc. †	8,023	209,721

L.B. Foster Co. Class A	5,889	275,900

Landec Corp. †	17,688	197,398

LG Chemical, Ltd. (South Korea)	1,906	456,258

LG Hausys, Ltd. (South Korea)	1,619	242,286

LSB Industries, Inc. †	12,930	483,841

LyondellBasell Industries NV Class A	71,607	6,368,727

Mexichem SAB de CV (Mexico)	70,295	247,679

Minerals Technologies, Inc.	3,285	212,080

Monsanto Co.	2,300	261,671

Mota-Engil Africa (Rights) (Portugal) † F	98,989	51,140

Mota-Engil SGPS SA (Portugal)	110,354	896,972

NN, Inc.	21,895	431,332

Olin Corp.	12,380	341,812

OM Group, Inc.	7,169	238,154

Packaging Corp. of America	16,800	1,182,216

PPG Industries, Inc.	24,793	4,796,454

PTT Global Chemical PCL (Thailand)	170,600	379,958

Reliance Steel & Aluminum Co.	13,600	960,976

Rio Tinto PLC (United Kingdom)	16,025	891,649

S&W Seed Co. † S	18,314	135,707

Solvay SA (Belgium)	1,400	219,776

Stillwater Mining Co. †	11,634	172,300

Sumitomo Metal Mining Co., Ltd. (Japan)	54,000	676,811

Syngenta AG (Switzerland)	2,804	1,060,321

Total Bangun Persada Tbk PT (Indonesia)	1,395,000	104,620

Trex Co., Inc. †	5,681	415,622

Tronox, Ltd. Class A	6,959	165,415

U.S. Silica Holdings, Inc.	15,846	604,842

Ultrapar Participacoes SA (Brazil)	12,381	299,621

UPM-Kymmene OYJ (Finland)	54,382	929,749

Vale SA ADR (Brazil)	19,036	263,268

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (60.9%)* cont.	Shares	Value

Basic materials cont.
Vale SA ADR (Preference) (Brazil)	12,085	$150,458

Veidekke ASA (Norway)	27,901	288,898

voestalpine AG (Austria)	26,443	1,162,273

W.R. Grace & Co. †	1,454	144,193

Wacker Chemie AG (Germany)	647	78,999

Wendel SA (France)	7,075	1,099,934

Zep, Inc.	16,454	291,236

		72,968,687
Capital goods (3.8%)
ABB, Ltd. (Switzerland)	47,961	1,236,933

AGCO Corp.	28,800	1,588,608

Airbus Group NV (France)	29,257	2,095,503

Aisin Seiki Co., Ltd. (Japan)	29,800	1,073,344

Alfa Laval AB (Sweden)	50,083	1,354,933

Allegion PLC (Ireland)	32,733	1,707,681

Alliant Techsystems, Inc.	4,094	581,962

Altra Industrial Motion Corp.	15,876	566,773

Astronics Corp. †	4,201	266,385

AviChina Industry & Technology Co., Ltd. (China)	272,000	151,560

AZZ, Inc.	7,336	327,772

Ball Corp.	25,900	1,419,579

Canadian Solar, Inc. (Canada) †	6,754	216,398

Canon, Inc. (Japan)	50	1,547

Chase Corp.	8,822	278,158

China Everbright International, Ltd. (China)	214,000	295,741

China Railway Group, Ltd. (China)	888,000	413,649

Coway Co., Ltd. (South Korea)	11,700	820,836

Cummins, Inc.	51,352	7,650,934

Daikin Industries, Ltd. (Japan)	4,400	246,056

Douglas Dynamics, Inc.	14,173	246,894

DXP Enterprises, Inc. †	2,974	282,322

Ebara Corp. (Japan)	24,000	150,053

Embraer SA ADR (Brazil)	10,528	373,639

Engility Holdings, Inc. †	7,492	337,515

Exelis, Inc.	58,900	1,119,689

Faurecia (France) †	10,527	444,937

Franklin Electric Co., Inc.	6,837	290,709

Gaztransport Et Technigaz SA (France) †	1,602	103,707

Generac Holdings, Inc.	9,197	542,347

Greenbrier Cos., Inc. (The) †	19,735	899,916

HEICO Corp.	3,715	223,494

Hitachi Construction Machinery Co., Ltd. (Japan)	10,100	194,251

Hitachi, Ltd. (Japan)	57,000	419,890

Hyster-Yale Materials Holdings, Inc.	3,282	319,995

Hyundai Mobis Co., Ltd. (South Korea)	2,385	707,464

IDEX Corp.	23,700	1,727,493

IHI Corp. (Japan)	208,000	873,221

II-VI, Inc. †	26,075	402,337

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.9%)* cont.	Shares	Value

Capital goods cont.
IMI PLC (United Kingdom)	47,678	$1,158,911

Ingersoll-Rand PLC	82,000	4,693,680

JGC Corp. (Japan)	29,000	1,007,483

Kadant, Inc.	8,966	326,990

Leggett & Platt, Inc.	48,400	1,579,776

Miller Industries, Inc.	10,911	213,092

MRC Global, Inc. †	27,500	741,400

MSA Safety, Inc.	3,631	206,967

NACCO Industries, Inc. Class A	1,641	88,959

Northrop Grumman Corp.	60,200	7,427,476

OSRAM Licht AG (Germany) †	13,616	882,849

Polypore International, Inc. †	2,238	76,562

Raytheon Co.	87,579	8,651,929

Rheinmetall AG (Germany)	4,435	311,909

Safran SA (France)	9,443	654,230

Schneider Electric SA (France)	1,668	147,871

Singapore Technologies Engineering, Ltd. (Singapore)	281,000	854,609

SMC Corp. (Japan)	500	131,563

Standard Motor Products, Inc.	15,482	553,791

Standex International Corp.	4,240	227,179

Stoneridge, Inc. †	24,331	273,237

Tenneco, Inc. †	3,928	228,099

THK Co., Ltd. (Japan)	33,900	759,298

Tower International, Inc. †	11,905	324,054

TriMas Corp. †	20,570	682,924

US Ecology, Inc.	4,030	149,594

Vinci SA (France)	21,987	1,632,954

WABCO Holdings, Inc. †	17,300	1,826,188

WESCO International, Inc. †	5,112	425,421

Zodiac Aerospace (France)	18,505	653,906

		68,847,126
Communication services (2.3%)
Arris Group, Inc. †	4,848	136,617

Aruba Networks, Inc. †	5,302	99,413

BroadSoft, Inc. †	1,823	48,729

BT Group PLC (United Kingdom)	266,260	1,684,583

CalAmp Corp. †	15,711	437,866

Comcast Corp. Class A	243,931	12,201,429

Deutsche Telekom AG (Germany)	67,902	1,097,285

EchoStar Corp. Class A †	21,818	1,037,664

Frontier Communications Corp.	58,220	331,854

HSN, Inc.	2,542	151,834

IDT Corp. Class B	9,009	150,090

Inteliquent, Inc.	13,175	191,433

Iridium Communications, Inc. †	23,452	176,125

KDDI Corp. (Japan)	2,600	151,302

Liberty Global PLC Ser. C (United Kingdom) †	4,600	187,266

Loral Space & Communications, Inc. †	4,297	303,927

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (60.9%)* cont.	Shares	Value

Communication services cont.
MTN Group, Ltd. (South Africa)	41,920	$858,269

NTT DoCoMo, Inc. (Japan)	55,800	878,826

Numericable Group SA (France) † S	11,045	434,116

Orange (France)	59,885	884,406

RingCentral, Inc. Class A †	2,169	39,259

Ruckus Wireless, Inc. †	13,719	166,823

ShoreTel, Inc. †	14,715	126,549

T-Mobile US, Inc. †	69,100	2,282,373

Tele2 AB Class B (Sweden)	31,760	394,037

Telefonica SA (Spain)	56,794	898,612

Telenor ASA (Norway)	36,984	819,629

Telstra Corp., Ltd. (Australia)	265,152	1,250,708

Turkcell Iletisim Hizmetleri AS (Turkey) †	31,563	176,276

Ubiquiti Networks, Inc. †	8,639	392,815

USA Mobility, Inc.	12,661	230,050

Verizon Communications, Inc.	265,415	12,625,792

Vodafone Group PLC (United Kingdom)	290,130	1,065,570

Ziggo NV (Netherlands)	14,815	658,219

		42,569,746
Conglomerates (1.1%)
AMETEK, Inc.	67,354	3,468,057

Danaher Corp.	113,254	8,494,050

Exor SpA (Italy)	14,495	650,591

General Electric Co.	122,056	3,160,030

Marubeni Corp. (Japan)	45,000	301,662

Mitsubishi Corp. (Japan)	27,800	515,529

Siemens AG (Germany)	22,307	3,002,441

		19,592,360
Consumer cyclicals (8.3%)
Adidas AG (Germany)	6,867	743,014

ADT Corp. (The)	61,041	1,828,097

Advance Auto Parts, Inc.	19,250	2,435,125

American Eagle Outfitters, Inc.	77,900	953,496

ANN, Inc. †	11,763	487,929

Ascena Retail Group, Inc. †	10,190	176,083

Ascent Capital Group, Inc. Class A †	1,266	95,646

Atresmedia Corporacion de Medios de Comunicacion SA (Spain) †	27,608	424,841

Babcock International Group PLC (United Kingdom)	46,302	1,039,781

Bayerische Motoren Werke (BMW) AG (Germany)	8,612	1,087,009

Big Lots, Inc. †	10,308	390,364

Blyth, Inc.	7,753	83,190

Brown Shoe Co., Inc.	6,151	163,248

Buckle, Inc. (The)	3,643	166,849

Bureau Veritas SA (France)	26,885	824,283

Carmike Cinemas, Inc. †	11,092	331,207

Century Casinos, Inc. †	22,717	162,881

China ZhengTong Auto Services Holdings, Ltd. (China) †	1,116,000	621,754

CJ CGV Co., Ltd. (South Korea)	8,038	393,395

Coach, Inc.	59,108	2,935,303

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.9%)* cont.	Shares	Value

Consumer cyclicals cont.
Compagnie Financiere Richemont SA (Switzerland)	13,025	$1,243,493

Compagnie Financiere Richemont SA ADR (Switzerland)	23,084	221,412

Compass Group PLC (United Kingdom)	93,801	1,430,880

Continental AG (Germany)	9,192	2,202,157

Conversant, Inc. †	12,149	341,994

Cooper Tire & Rubber Co.	7,201	174,984

Corporate Executive Board Co. (The)	2,597	192,775

CP ALL PCL (Thailand)	238,800	320,216

Crocs, Inc. †	5,595	87,282

CST Brands, Inc.	32,369	1,011,208

Ctrip.com International, Ltd. ADR (China) †	3,366	169,714

Daimler AG (Registered Shares) (Germany)	8,590	811,695

Dalata Hotel Group, Ltd. (Ireland) †	22,823	89,296

Deckers Outdoor Corp. †	2,418	192,787

Deluxe Corp.	15,109	792,769

Demand Media, Inc. †	15,158	73,516

Denso Corp. (Japan)	14,100	675,053

Destination Maternity Corp.	17,039	466,869

Ennis, Inc.	13,395	221,955

Expedia, Inc.	29,598	2,145,855

Experian PLC (United Kingdom)	55,309	996,773

Fiat SpA (Italy) †	24,589	286,244

Five Below, Inc. †	1,850	78,588

Fuji Heavy Industries, Ltd. (Japan)	59,300	1,600,918

G&K Services, Inc. Class A	5,587	341,757

Gannett Co., Inc.	66,976	1,848,538

Gap, Inc. (The)	63,500	2,543,810

Genesco, Inc. †	4,238	316,028

Gerry Weber International AG (Germany)	2,578	127,466

Global Cash Access Holdings, Inc. †	20,000	137,200

Global Mediacom Tbk PT (Indonesia)	3,565,000	743,084

Graham Holdings Co. Class B	1,900	1,337,125

Grana y Montero SA ADR (Peru) †	10,318	178,089

Grand Korea Leisure Co., Ltd. (South Korea)	6,810	279,811

Green Dot Corp. Class A †	9,175	179,188

Haier Electronics Group Co., Ltd. (China)	40,000	108,396

Hana Tour Service, Inc. (South Korea)	3,822	264,914

Hanesbrands, Inc.	26,500	2,026,720

Harbinger Group, Inc. †	43,855	536,347

Hino Motors, Ltd. (Japan)	69,000	1,021,453

Home Depot, Inc. (The)	146,481	11,591,042

Home Inns & Hotels Management, Inc. ADR (China) †	10,585	341,790

Hyundai Motor Co. (South Korea)	4,210	995,099

Intrawest Resorts Holdings, Inc. †	8,799	114,739

ITV PLC (United Kingdom)	380,752	1,215,586

KAR Auction Services, Inc.	25,950	787,583

Kimberly-Clark Corp.	115,300	12,711,825

Kingfisher PLC (United Kingdom)	42,100	295,768

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (60.9%)* cont.	Shares	Value

Consumer cyclicals cont.
Kolao Holdings (South Korea)	10,120	$236,066

La-Z-Boy, Inc.	6,350	172,085

Liberty Media Corp. Class A †	21,400	2,797,622

LifeLock, Inc. †	6,648	113,747

LIN Media, LLC Class A †	5,875	155,688

Lowe’s Cos., Inc.	190,527	9,316,770

Lumber Liquidators Holdings, Inc. †	1,566	146,891

Luxottica Group SpA (Italy)	4,171	241,224

Macy’s, Inc.	75,703	4,488,431

Magazine Luiza SA (Brazil) †	92,700	264,740

Marcus Corp.	19,455	324,899

Matahari Department Store Tbk PT (Indonesia) †	510,000	625,932

MAXIMUS, Inc.	3,557	159,567

McGraw-Hill Financial, Inc.	82,097	6,264,001

Mediaset SpA (Italy) †	56,346	315,002

MGM China Holdings, Ltd. (Hong Kong)	300,000	1,058,897

Moncler SpA (Italy) †	8,166	139,611

Namco Bandai Holdings, Inc. (Japan)	37,200	878,553

Naspers, Ltd. Class N (South Africa)	9,936	1,096,037

Next PLC (United Kingdom)	17,554	1,931,500

Nintendo Co., Ltd. (Japan)	1,100	131,019

Nissan Motor Co., Ltd. (Japan)	81,000	720,892

Nu Skin Enterprises, Inc. Class A	2,563	212,345

Panasonic Corp. (Japan)	129,100	1,472,809

Paradise Entertainment, Ltd. (Hong Kong) †	280,000	217,284

Penn National Gaming, Inc. †	30,824	379,752

Perry Ellis International, Inc. †	15,261	209,686

Pets at Home Group PLC (United Kingdom) †	34,357	137,468

PetSmart, Inc.	26,720	1,840,741

Pitney Bowes, Inc.	72,838	1,893,060

priceline.com, Inc. †	8,161	9,727,014

Puregold Price Club, Inc. (Philippines)	818,900	805,570

Randstad Holding NV (Netherlands)	6,061	354,914

Renault SA (France)	9,798	952,164

Ryland Group, Inc. (The)	12,328	492,257

Scripps Networks Interactive Class A	27,700	2,102,707

Sega Sammy Holdings, Inc. (Japan)	17,400	388,926

Select Comfort Corp. †	12,659	228,875

Serco Group PLC (United Kingdom)	37,330	262,008

Sinclair Broadcast Group, Inc. Class A	21,443	580,891

SJM Holdings, Ltd. (Hong Kong)	279,000	787,263

Sonic Automotive, Inc. Class A	14,808	332,884

Sports Direct International PLC (United Kingdom) †	22,621	321,311

Steiner Leisure, Ltd. (Bahamas) †	11,658	539,183

Steven Madden, Ltd. †	2,920	105,062

Sun TV Network, Ltd. (India)	74,005	499,949

Suzuki Motor Corp. (Japan)	27,700	721,600

Swatch Group AG (The) (Switzerland)	1,344	842,233

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.9%)* cont.	Shares	Value

Consumer cyclicals cont.
Tata Motors, Ltd. (India)	80,639	$540,134

Thomas Cook Group PLC (United Kingdom) †	101,295	304,480

Tile Shop Holdings, Inc. † S	7,395	114,253

TiVo, Inc. †	53,475	707,474

Town Sports International Holdings, Inc.	15,980	135,670

Toyota Motor Corp. (Japan)	37,000	2,082,315

TUI Travel PLC (United Kingdom)	98,758	721,143

Vail Resorts, Inc.	2,919	203,454

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento
e Identificacao SA (Brazil)	27,094	417,933

Viacom, Inc. Class B	86,500	7,351,635

VOXX International Corp. †	28,784	393,765

Wolverine World Wide, Inc.	8,405	239,963

Woolworths Holdings, Ltd. (South Africa)	58,034	404,496

World Fuel Services Corp.	11,104	489,686

WPP PLC (United Kingdom)	45,910	946,786

Wyndham Worldwide Corp.	32,147	2,354,125

Wynn Resorts, Ltd.	17,246	3,831,199

		150,440,927
Consumer finance (0.7%)
Credit Saison Co., Ltd. (Japan)	22,900	454,795

DFC Global Corp. †	17,543	154,905

Discover Financial Services	130,800	7,611,252

Encore Capital Group, Inc. †	11,368	519,518

Federal Agricultural Mortgage Corp. Class C	6,654	221,246

Housing Development Finance Corp., Ltd. (HDFC) (India)	72,305	1,069,379

MicroFinancial, Inc.	12,493	98,320

Nelnet, Inc. Class A	10,053	411,168

Ocwen Financial Corp. †	5,961	233,552

Performant Financial Corp. †	21,472	194,322

PHH Corp. †	9,005	232,689

Portfolio Recovery Associates, Inc. †	10,913	631,426

Visa, Inc. Class A	700	151,102

		11,983,674
Consumer staples (4.5%)
58.Com, Inc. ADR (China) †	5,016	208,816

AMBEV SA ADR (Brazil)	89,320	661,861

Angie’s List, Inc. †	1,903	23,179

Anheuser-Busch InBev NV (Belgium)	20,212	2,119,009

Associated British Foods PLC (United Kingdom)	11,740	544,307

Barrett Business Services, Inc.	4,223	251,564

Barry Callebaut AG (Switzerland)	241	324,950

Beacon Roofing Supply, Inc. †	5,122	198,017

Bigfoot GmbH (acquired 8/2/13, cost $43,964) (Private) (Brazil) † ∆∆ F	2	29,646

Blue Nile, Inc. †	3,873	134,780

Boulder Brands, Inc. †	4,923	86,743

Bright Horizons Family Solutions, Inc. †	7,971	311,746

British American Tobacco (BAT) PLC (United Kingdom)	19,505	1,084,630

Britvic PLC (United Kingdom)	12,132	150,076

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (60.9%)* cont.	Shares	Value

Consumer staples cont.
Calbee, Inc. (Japan)	41,600	$981,770

Carrefour SA (France)	28,341	1,096,940

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	72,000	4,641

Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR
(Preference) (Brazil)	14,746	645,285

Colgate-Palmolive Co.	267,800	17,372,186

Core-Mark Holding Co., Inc.	4,451	323,143

CVS Caremark Corp.	273,638	20,484,541

Diageo PLC (United Kingdom)	27,409	850,382

Distribuidora Internacional de Alimentacion SA (Spain)	80,247	733,182

Estacio Participacoes SA (Brazil)	41,300	416,094

Geo Group, Inc. (The) R	3,715	119,772

Gourmet Master Co., Ltd. (Taiwan)	20,000	155,325

Grand Canyon Education, Inc. †	2,798	130,667

Grape King Bio, Ltd. (Taiwan)	70,000	302,782

Hain Celestial Group, Inc. (The) †	1,373	125,588

Heineken Holding NV (Netherlands)	14,024	905,439

Henkel AG & Co. KGaA (Preference) (Germany)	3,288	353,861

ITOCHU Corp. (Japan)	10,700	124,817

ITT Educational Services, Inc. †	39,675	1,137,879

Japan Tobacco, Inc. (Japan)	64,300	2,016,209

JBS SA (Brazil)	112,120	383,451

Jeronimo Martins SGPS SA (Portugal)	13,800	231,561

Kao Corp. (Japan)	15,400	544,953

Kerry Group PLC Class A (Ireland)	8,307	634,120

Kforce, Inc.	17,972	383,163

Koninklijke Ahold NV (Netherlands)	42,434	852,332

Korn/Ferry International †	9,711	289,096

Krispy Kreme Doughnuts, Inc. †	13,060	231,554

L’Oreal SA (France)	9,275	1,529,491

Liberty Interactive Corp. Class A †	112,600	3,250,762

Lindt & Spruengli AG (Switzerland)	301	1,491,977

Magnit OJSC (Russia)	2,533	583,900

ManpowerGroup, Inc.	22,700	1,789,441

MEIJI Holdings Co., Ltd. (Japan)	15,200	957,674

Molson Coors Brewing Co. Class B	20,034	1,179,201

MWI Veterinary Supply, Inc. †	2,182	339,563

Nestle SA (Switzerland)	48,905	3,681,497

New Oriental Education & Technology Group, Inc. ADR (China)	5,500	161,425

On Assignment, Inc. †	13,002	501,747

Overstock.com, Inc. †	11,856	233,563

Papa John’s International, Inc.	8,893	463,414

Philip Morris International, Inc.	1,400	114,618

Popeyes Louisiana Kitchen, Inc. †	7,134	289,926

Procter & Gamble Co. (The)	18,668	1,504,641

Reckitt Benckiser Group PLC (United Kingdom)	9,661	787,117

Red Robin Gourmet Burgers, Inc. †	2,454	175,903

RetailMeNot, Inc. †	9,686	309,952

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.9%)* cont.	Shares	Value

Consumer staples cont.
SABMiller PLC (United Kingdom)	13,402	$669,177

Seven & I Holdings Co., Ltd. (Japan)	3,400	129,680

Shutterfly, Inc. †	1,972	84,165

Spartan Stores, Inc.	8,935	207,381

Suedzucker AG (Germany)	22,035	627,621

TrueBlue, Inc. †	35,945	1,051,751

Unilever PLC (United Kingdom)	16,516	705,162

United Natural Foods, Inc. †	2,718	192,761

USANA Health Sciences, Inc. †	2,202	165,899

WM Morrison Supermarkets PLC (United Kingdom)	16,466	58,471

Wolseley PLC (United Kingdom)	5,084	289,109

Woolworths, Ltd. (Australia)	16,521	547,508

Zalando AG (acquired 9/30/13, cost $89,678) (Private)
(Germany) † ∆∆ F	2	89,968

		82,124,522
Energy (5.0%)
AMEC PLC (United Kingdom)	56,594	1,058,615

Baker Hughes, Inc.	64,800	4,213,296

BG Group PLC (United Kingdom)	65,560	1,221,409

BP PLC (United Kingdom)	290,647	2,325,851

Cabot Oil & Gas Corp.	67,500	2,286,900

Callon Petroleum Co. †	53,961	451,654

Canadian Natural Resources, Ltd. (Canada)	9,300	356,437

Chevron Corp.	15,037	1,788,050

China Petroleum & Chemical Corp. (China)	508,000	453,768

Coal India, Ltd. (India)	60,204	291,625

ConocoPhillips	143,423	10,089,808

Delek US Holdings, Inc.	18,297	531,345

Dril-Quip, Inc. †	9,200	1,031,320

Exxon Mobil Corp.	90,035	8,794,619

Ezion Holdings, Ltd. (Singapore)	534,800	920,746

FutureFuel Corp.	28,875	586,163

Genel Energy PLC (United Kingdom) †	13,478	220,654

Gulfport Energy Corp. †	3,450	245,571

Halliburton Co.	3,200	188,448

Key Energy Services, Inc. †	40,807	377,057

Kodiak Oil & Gas Corp. †	21,210	257,489

Lone Pine Resources Canada, Ltd. (Canada) † F	12,473	1,247

Lone Pine Resources, Inc. Class A (Canada)† F	12,473	1,247

Lukoil OAO ADR (Russia)	16,999	944,464

Occidental Petroleum Corp.	104,353	9,943,797

Oceaneering International, Inc.	19,564	1,405,869

Oil & Natural Gas Corp., Ltd. (India)	85,744	457,233

Oil States International, Inc. †	11,700	1,153,620

PBF Energy, Inc. Class A	19,400	500,520

Petrofac, Ltd. (United Kingdom)	11,967	286,892

Petroleo Brasileiro SA ADR (Preference) (Brazil)	23,838	330,633

Phillips 66	85,862	6,616,526

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (60.9%)* cont.	Shares	Value

Energy cont.
Repsol YPF SA (Spain)	27,675	$706,293

Rosetta Resources, Inc. †	3,961	184,503

Royal Dutch Shell PLC Class A (United Kingdom)	55,671	2,033,509

Royal Dutch Shell PLC Class A (United Kingdom)	29,652	1,083,344

Royal Dutch Shell PLC Class B (United Kingdom)	42,981	1,677,104

Schlumberger, Ltd.	128,537	12,532,358

SPT Energy Group, Inc. (China)	956,000	471,937

Statoil ASA (Norway)	56,927	1,606,711

Stone Energy Corp. †	10,218	428,849

Suncor Energy, Inc. (Canada)	13,100	457,522

Superior Energy Services, Inc.	39,000	1,199,640

Tesoro Corp.	25,445	1,287,263

Total SA (France)	30,928	2,028,138

Unit Corp. †	4,877	318,858

Vaalco Energy, Inc. †	28,509	243,752

Valero Energy Corp.	80,122	4,254,478

W&T Offshore, Inc.	8,894	153,955

Woodside Petroleum, Ltd. (Australia)	22,752	823,632

		90,824,719
Financial (0.5%)
Carlyle Group LP (The) (Partnership shares)	7,009	246,296

CoreLogic, Inc. †	101,100	3,037,044

Credit Acceptance Corp. †	2,496	354,806

Eurazeo SA (France)	2,479	222,739

HSBC Holdings PLC (United Kingdom)	286,311	2,899,740

KKR & Co. LP	9,700	221,548

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	184,500	1,012,106

WageWorks, Inc. †	6,665	373,973

		8,368,252
Health care (7.3%)
Abaxis, Inc. †	2,345	91,174

AbbVie, Inc.	106,800	5,489,520

ACADIA Pharmaceuticals, Inc. †	7,678	186,806

Accuray, Inc. †	20,943	201,053

Actavis PLC †	1,500	308,775

Actelion, Ltd. (Switzerland)	11,720	1,109,625

Aegerion Pharmaceuticals, Inc. †	6,015	277,412

Aetna, Inc.	84,100	6,304,977

Alere, Inc. †	11,714	402,376

Align Technology, Inc. †	3,606	186,755

Alkermes PLC †	6,406	282,441

Amedisys, Inc. †	9,851	146,681

AmSurg Corp. †	7,237	340,718

Antares Pharma, Inc. †	37,701	131,954

Ariad Pharmaceuticals, Inc. †	45,921	370,123

Array BioPharma, Inc. †	21,612	101,576

Aspen Pharmacare Holdings, Ltd. (South Africa)	17,222	460,158

Astellas Pharma, Inc. (Japan)	56,000	663,404

AstraZeneca PLC (United Kingdom)	37,553	2,426,941

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.9%)* cont.	Shares	Value

Health care cont.
athenahealth, Inc. †	989	$158,477

AtriCure, Inc. †	9,439	177,548

Auxilium Pharmaceuticals, Inc. †	10,783	293,082

Bayer AG (Germany)	19,585	2,649,021

Biospecifics Technologies Corp. †	4,031	104,484

Cardinal Health, Inc.	75,900	5,311,482

Celgene Corp. †	28,168	3,932,253

Celldex Therapeutics, Inc. †	3,110	54,954

Centene Corp. †	2,047	127,426

Chemed Corp.	7,855	702,630

Coloplast A/S Class B (Denmark)	19,968	1,615,686

Community Health Systems, Inc. †	10,664	417,709

Computer Programs & Systems, Inc.	1,744	112,662

Conatus Pharmaceuticals, Inc. †	3,065	24,934

Conmed Corp.	14,609	634,761

Cubist Pharmaceuticals, Inc. †	9,463	692,218

Cyberonics, Inc. †	2,143	139,831

DexCom, Inc. †	4,198	173,629

Eli Lilly & Co.	67,347	3,964,044

Enanta Pharmaceuticals, Inc. †	2,990	119,570

Endo International PLC †	2,957	202,998

GlaxoSmithKline PLC (United Kingdom)	79,727	2,115,372

Globus Medical, Inc. Class A †	9,250	245,958

Greatbatch, Inc. †	17,917	822,749

Grifols SA ADR (Spain)	9,805	404,947

Haemonetics Corp. †	2,606	84,930

Hanger, Inc. †	11,512	387,724

Health Net, Inc. †	24,793	843,210

HealthSouth Corp.	2,408	86,519

Hill-Rom Holdings, Inc.	10,439	402,319

Hisamitsu Pharmaceutical Co., Inc. (Japan)	12,700	572,779

Impax Laboratories, Inc. †	13,707	362,139

Insulet Corp. †	6,584	312,213

Insys Therapeutics, Inc. †	12,823	531,236

Intercept Pharmaceuticals, Inc. †	573	188,970

InterMune, Inc. †	10,600	354,782

Intuitive Surgical, Inc. †	8,400	3,679,116

Isis Pharmaceuticals, Inc. †	3,371	145,661

Jazz Pharmaceuticals PLC †	18,260	2,532,297

Johnson & Johnson	173,682	17,060,783

Kindred Healthcare, Inc.	13,660	319,917

Lexicon Pharmaceuticals, Inc. †	28,874	49,952

McKesson Corp.	49,651	8,766,877

MedAssets, Inc. †	19,231	475,198

Medicines Co. (The) †	15,223	432,638

Merck & Co., Inc.	201,171	11,420,478

Merrimack Pharmaceuticals, Inc. † S	31,630	159,415

Nanosphere, Inc. †	51,327	110,353

Dynamic Asset Allocation Growth Fund 37

COMMON STOCKS (60.9%)* cont.	Shares	Value

Health care cont.
Nektar Therapeutics †	14,881	$180,358

NewLink Genetics Corp. †	2,789	79,208

Novartis AG (Switzerland)	20,421	1,732,453

Novo Nordisk A/S Class B (Denmark)	27,521	1,253,321

NPS Pharmaceuticals, Inc. †	7,384	221,003

NxStage Medical, Inc. †	9,968	126,992

Omega Healthcare Investors, Inc. R	5,838	195,690

OraSure Technologies, Inc. †	33,009	263,082

Orion OYJ Class B (Finland)	28,622	863,935

Pfizer, Inc.	443,381	14,241,398

Prestige Brands Holdings, Inc. †	10,930	297,843

Providence Service Corp. (The) †	17,372	491,280

Questcor Pharmaceuticals, Inc.	7,599	493,403

Receptos, Inc. †	4,190	175,729

Repligen Corp. †	10,167	130,748

Retrophin, Inc. †	8,864	188,537

Roche Holding AG-Genusschein (Switzerland)	8,984	2,693,015

Salix Pharmaceuticals, Ltd. †	7,655	793,135

Sanofi (France)	28,559	2,977,576

Sequenom, Inc. † S	33,416	81,869

Shire PLC (United Kingdom)	6,970	342,210

SIGA Technologies, Inc. †	46,940	145,514

Sinopharm Group Co. (China)	114,000	314,505

STAAR Surgical Co. †	26,454	497,335

Stada Arzneimittel AG (Germany)	2,459	105,237

Steris Corp.	4,651	222,085

Sucampo Pharmaceuticals, Inc. Class A †	14,670	104,891

Sunesis Pharmaceuticals, Inc. †	12,951	85,606

Suzuken Co., Ltd. (Japan)	10,200	394,192

Takeda Pharmaceutical Co., Ltd. (Japan)	9,800	463,944

Thoratec Corp. †	3,873	138,692

Threshold Pharmaceuticals, Inc. †	24,106	114,745

Trevena, Inc. †	5,670	44,566

Trinity Biotech PLC ADR (Ireland)	8,158	197,668

Triple-S Management Corp. Class B (Puerto Rico) †	5,672	91,546

VCA Antech, Inc. †	20,200	651,046

WellCare Health Plans, Inc. †	9,110	578,667

WellPoint, Inc.	66,700	6,639,985

		132,573,409
Insurance (2.5%)
ACE, Ltd.	3,396	336,408

Admiral Group PLC (United Kingdom)	2,858	68,040

Ageas (Belgium)	27,435	1,222,506

AIA Group, Ltd. (Hong Kong)	417,600	1,984,080

Allianz SE (Germany)	9,994	1,689,362

Allied World Assurance Co. Holdings AG	19,903	2,053,791

American Equity Investment Life Holding Co.	20,215	477,478

American Financial Group, Inc.	30,572	1,764,310

38 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.9%)* cont.	Shares	Value

Insurance cont.
American International Group, Inc.	5,600	$280,056

Amtrust Financial Services, Inc.	10,792	405,887

Aon PLC	97,442	8,212,412

Assicurazioni Generali SpA (Italy)	58,508	1,304,165

AXA SA (France)	65,042	1,690,400

Axis Capital Holdings, Ltd.	45,400	2,081,590

Berkshire Hathaway, Inc. Class B †	7,568	945,773

Cathay Financial Holding Co., Ltd. (Taiwan)	369,599	540,289

Challenger, Ltd. (Australia)	87,148	517,672

China Life Insurance Co., Ltd. Class H (China)	229,000	648,745

China Pacific Insurance (Group) Co., Ltd. (China)	171,600	613,354

CNO Financial Group, Inc.	21,659	392,028

Genworth Financial, Inc. Class A †	66,435	1,177,893

Hanwha Life Insurance Co., Ltd. (South Korea)	75,620	496,460

ING Groep NV GDR (Netherlands) †	48,758	690,187

Insurance Australia Group, Ltd. (Australia)	223,055	1,154,412

Intact Financial Corp. (Canada)	2,700	168,033

Legal & General Group PLC (United Kingdom)	262,070	894,355

Maiden Holdings, Ltd. (Bermuda)	18,526	231,204

Meritz Fire & Marine Insurance Co., Ltd. (South Korea)	20,250	282,970

MS&AD Insurance Group Holdings (Japan)	3,200	73,173

Muenchener Rueckversicherungs AG (Germany)	3,446	752,935

Porto Seguro SA (Brazil)	16,310	228,944

ProAssurance Corp.	6,955	309,706

Protective Life Corp.	8,645	454,641

Prudential PLC (United Kingdom)	84,710	1,791,430

SCOR SE (France)	6,078	212,683

St James’s Place PLC (United Kingdom)	39,603	544,699

Stewart Information Services Corp.	15,200	533,976

Symetra Financial Corp.	18,582	368,295

Third Point Reinsurance, Ltd. (Bermuda) †	19,503	309,123

Tokio Marine Holdings, Inc. (Japan)	3,400	101,933

Travelers Cos., Inc. (The)	93,300	7,939,830

		45,945,228
Investment banking/Brokerage (0.9%)
Deutsche Bank AG (Germany)	23,345	1,044,436

Goldman Sachs Group, Inc. (The)	76,021	12,456,041

Investor AB Class B (Sweden)	26,569	961,399

UBS AG (Switzerland)	79,561	1,643,328

		16,105,204
Real estate (2.1%)
AG Mortgage Investment Trust, Inc. R	5,092	89,161

Agree Realty Corp. R	8,609	261,800

American Capital Agency Corp. R	65,700	1,411,893

Arlington Asset Investment Corp. Class A	5,858	155,120

ARMOUR Residential REIT, Inc. R	27,307	112,505

Ashford Hospitality Prime, Inc. R	6,437	97,327

Ashford Hospitality Trust, Inc. R	32,184	362,714

AvalonBay Communities, Inc. R	21,705	2,850,301

Dynamic Asset Allocation Growth Fund 39

COMMON STOCKS (60.9%)* cont.	Shares	Value

Real estate cont.
Bekasi Fajar Industrial Estate Tbk PT (Indonesia)	4,087,000	$205,219

Bellway PLC (United Kingdom)	10,673	295,372

Beni Stabili SpA (Italy) R	153,121	131,842

Cathay Real Estate Development Co., Ltd. (Taiwan)	359,000	219,765

CBL & Associates Properties, Inc. R	11,539	204,817

Chimera Investment Corp. R	180,531	552,425

CYS Investments, Inc. R	16,544	136,653

Dexus Property Group (Australia) R	824,023	810,187

Education Realty Trust, Inc. R	46,797	461,886

EPR Properties R	4,797	256,112

Federal Realty Investment Trust R	11,000	1,261,920

First Industrial Realty Trust R	10,326	199,498

Glimcher Realty Trust R	20,061	201,212

GPT Group (Australia) R	255,025	865,753

Hammerson PLC (United Kingdom) R	65,160	601,819

Hemaraj Land and Development PCL (Thailand)	2,888,200	277,780

HFF, Inc. Class A	28,495	957,717

Hibernia REIT PLC (Ireland) † R	389,505	567,724

Hongkong Land Holdings, Ltd. (Hong Kong)	23,000	148,758

Invesco Mortgage Capital, Inc. R	8,366	137,788

Investors Real Estate Trust R	23,280	209,054

iStar Financial, Inc. †R	19,780	291,953

Kilroy Realty Corp. R	13,300	779,114

Lexington Realty Trust R	46,132	503,300

LTC Properties, Inc. R	12,178	458,258

MFA Financial, Inc. R	27,453	212,761

Mitsubishi Estate Co., Ltd. (Japan)	21,000	499,757

National Health Investors, Inc. R	6,803	411,309

Oberoi Realty, Ltd. (India) †	19,832	71,755

One Liberty Properties, Inc. R	11,272	240,319

Persimmon PLC (United Kingdom)	14,745	330,875

PS Business Parks, Inc. R	6,561	548,631

Public Storage R	23,595	3,975,522

Ramco-Gershenson Properties Trust R	13,505	220,132

Rayonier, Inc. R	21,500	987,065

Regus PLC (United Kingdom)	137,004	503,407

Robinsons Land Corp. (Philippines)	628,600	307,422

Sekisui House, Ltd. (Japan)	9,600	118,946

Select Income REIT R	8,524	258,021

Shopping Centres Australasia Property Group (Australia) R	109,837	169,155

Simon Property Group, Inc. R	51,724	8,482,736

Sovran Self Storage, Inc. R	2,100	154,245

Starwood Property Trust, Inc. R	6,487	153,028

Starwood Waypoint Residential Trust † R	1,297	37,341

Summit Hotel Properties, Inc. R	29,443	273,231

Sun Hung Kai Properties, Ltd. (Hong Kong)	7,000	85,832

Surya Semesta Internusa Tbk PT (Indonesia)	3,274,600	278,498

Tokyu Fudosan Holdings Corp. (Japan) †	142,000	1,056,904

40 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.9%)* cont.	Shares	Value

Real estate cont.
Universal Health Realty Income Trust R	2,851	$120,426

Westfield Group (Australia)	61,570	585,535

Wheelock and Co., Ltd. (Hong Kong)	231,000	904,431

WP Carey, Inc. R	9,800	588,686

		37,652,717
Technology (9.8%)
Activision Blizzard, Inc.	220,500	4,507,020

Actuate Corp. †	43,378	261,136

Acxiom Corp. †	18,700	643,187

Advanced Energy Industries, Inc. †	7,687	188,332

Advanced Semiconductor Engineering, Inc. (Taiwan)	579,000	640,374

Agilent Technologies, Inc.	25,100	1,403,592

Alcatel-Lucent (France) †	42,587	167,913

Amber Road, Inc. †	3,806	58,612

Anixter International, Inc.	7,209	731,858

AOL, Inc. †	81,366	3,561,390

Apple, Inc.	34,024	18,262,042

ASML Holding NV (Netherlands)	12,090	1,119,768

Aspen Technology, Inc. †	8,734	369,972

ASUSTeK Computer, Inc. (Taiwan)	14,000	138,357

AVG Technologies NV (Netherlands) †	8,884	186,209

Baidu, Inc. ADR (China) †	4,040	615,615

Bottomline Technologies, Inc. †	3,309	116,311

Brightcove, Inc. †	15,488	152,247

Broadcom Corp. Class A	256,274	8,067,506

Brocade Communications Systems, Inc. †	321,829	3,414,606

CA, Inc.	136,700	4,233,599

CACI International, Inc. Class A †	1,516	111,881

Cadence Design Systems, Inc. †	266,400	4,139,856

Calix, Inc. †	8,030	67,693

Cap Gemini (France)	15,421	1,167,398

Cavium, Inc. †	2,659	116,278

Ceva, Inc. †	14,580	256,025

Cirrus Logic, Inc. †	7,654	152,085

Commvault Systems, Inc. †	3,460	224,727

Cornerstone OnDemand, Inc. †	6,161	294,927

CSG Systems International, Inc.	3,879	101,009

EMC Corp.	408,100	11,186,021

EnerSys	11,496	796,558

Entegris, Inc. †	25,863	313,201

F5 Networks, Inc. †	45,400	4,841,002

Fairchild Semiconductor International, Inc. †	9,613	132,563

FEI Co.	3,059	315,138

Fortinet, Inc. †	194,500	4,284,835

Freescale Semiconductor, Ltd. †	12,289	299,974

GenMark Diagnostics, Inc. †	35,818	356,031

Gentex Corp.	48,100	1,516,593

Google, Inc. Class A †	3,631	4,046,786

Dynamic Asset Allocation Growth Fund 41

COMMON STOCKS (60.9%)* cont.	Shares	Value

Technology cont.
GT Advanced Technologies, Inc. †	6,057	$103,272

HCL Technologies, Ltd. (India)	23,018	537,023

Hollysys Automation Technologies, Ltd. (China) †	21,812	469,830

Iliad SA (France)	723	208,471

inContact, Inc. †	13,713	131,645

Infoblox, Inc. †	5,373	107,782

Inotera Memories, Inc. (Taiwan) †	872,000	684,504

Integrated Silicon Solutions, Inc. †	31,789	494,319

Internet Initiative Japan, Inc. (Japan)	10,100	243,374

IntraLinks Holdings, Inc. †	26,453	270,614

Keyence Corp. (Japan)	3,200	1,316,466

Konica Minolta Holdings, Inc. (Japan)	147,000	1,369,099

L-3 Communications Holdings, Inc.	25,309	2,990,258

Lexmark International, Inc. Class A	5,444	252,003

Magnachip Semiconductor Corp. (South Korea) †	6,590	91,865

Manhattan Associates, Inc. †	17,906	627,247

Marvell Technology Group, Ltd.	242,800	3,824,100

Mellanox Technologies, Ltd. (Israel) †	3,812	149,164

Mentor Graphics Corp.	29,562	650,955

Microsemi Corp. †	6,138	153,634

Microsoft Corp.	382,309	15,670,846

MTS Systems Corp.	2,389	163,623

Naver Corp. (South Korea)	286	208,212

NetApp, Inc.	155,800	5,749,020

Netscout Systems, Inc. †	6,367	239,272

NIC, Inc.	6,784	130,999

Nomura Research Institute, Ltd. (Japan)	22,000	693,479

NTT Data Corp. (Japan)	12,200	473,688

NXP Semiconductor NV †	1,300	76,453

Omnivision Technologies, Inc. †	18,686	330,742

Omron Corp. (Japan)	34,200	1,407,601

Oracle Corp.	405,368	16,583,605

Pegatron Corp. (Taiwan)	351,000	524,416

Perficient, Inc. †	13,717	248,552

Photronics, Inc. †	24,858	212,039

Plantronics, Inc.	2,111	93,834

Proofpoint, Inc. †	4,153	153,993

PTC, Inc. †	7,921	280,641

QLIK Technologies, Inc. †	2,642	70,251

Quantum Corp. †	130,465	159,167

Radiant Opto-Electronics Corp. (Taiwan)	123,240	498,173

RF Micro Devices, Inc. †	84,830	668,460

Rockwell Automation, Inc.	38,200	4,757,810

Rovi Corp. †	13,505	307,644

Safeguard Scientifics, Inc. †	14,073	312,139

Samsung Electronics Co., Ltd. (South Korea)	2,354	2,976,795

SAP AG (Germany)	6,380	516,465

Sartorius AG (Preference) (Germany)	2,245	306,746

42 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (60.9%)* cont.	Shares	Value

Technology cont.
SciQuest, Inc. †	4,304	$116,273

Semtech Corp. †	6,518	165,166

Silicon Graphics International Corp. †	6,929	85,088

Silicon Image, Inc. †	40,422	278,912

Skyworth Digital Holdings, Ltd. (China)	496,000	272,577

SoftBank Corp. (Japan)	26,800	2,021,240

SolarWinds, Inc. †	11,825	504,100

Sparton Corp. †	9,042	264,750

SS&C Technologies Holdings, Inc. †	5,435	217,509

Symantec Corp.	227,368	4,540,539

Synaptics, Inc. †	6,337	380,347

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	331,350	1,294,704

Tech Data Corp. †	7,651	466,405

Tencent Holdings, Ltd. (China)	19,400	1,350,744

Tokyo Electron, Ltd. (Japan)	16,300	1,000,743

Toshiba Corp. (Japan)	43,000	181,750

Tyler Technologies, Inc. †	4,311	360,744

Ultimate Software Group, Inc. †	3,026	414,562

Ultra Clean Holdings, Inc. †	23,697	311,616

Unisys Corp. †	10,796	328,846

United Internet AG (Germany)	18,967	890,637

VeriFone Systems, Inc. †	12,286	415,513

Verint Systems, Inc. †	5,364	251,733

Vocus, Inc. †	14,866	198,164

Western Digital Corp.	93,748	8,607,941

XO Group, Inc. †	16,926	171,630

Yandex NV Class A (Russia) †	18,471	557,639

Zynga, Inc. Class A †	29,374	126,308

		177,826,697
Transportation (1.4%)
Aegean Marine Petroleum Network, Inc. (Greece)	40,847	402,751

Aeroflot — Russian Airlines OJSC (Russia) †	115,182	180,943

Alaska Air Group, Inc.	20,800	1,940,848

Central Japan Railway Co. (Japan)	13,300	1,558,419

China Southern Airlines Co., Ltd. (China)	436,000	141,652

ComfortDelgro Corp., Ltd. (Singapore)	443,000	699,833

Copa Holdings SA Class A (Panama)	800	116,152

Delta Air Lines, Inc.	231,077	8,006,818

Deutsche Post AG (Germany)	25,353	941,996

Diana Shipping, Inc. (Greece) †	17,960	215,340

Hawaiian Holdings, Inc. †	27,804	388,144

International Consolidated Airlines Group SA (Spain) †	181,113	1,262,522

Japan Airlines Co., Ltd. (Japan) UR	17,100	840,630

Jaypee Infratech, Ltd. (India) †	130,757	46,376

Matson, Inc.	3,889	96,019

Quality Distribution, Inc. †	54,465	707,500

Republic Airways Holdings, Inc. †	21,780	199,069

SkyWest, Inc.	14,579	186,028

Dynamic Asset Allocation Growth Fund 43

COMMON STOCKS (60.9%)* cont.	Shares	Value

Transportation cont.
Southwest Airlines Co.	198,100	$4,677,141

Spirit Airlines, Inc. †	14,511	861,953

StealthGas, Inc. (Greece) †	67,544	767,975

Swift Transportation Co. †	36,738	909,266

Universal Truckload Services, Inc.	1,248	36,067

XPO Logistics, Inc. †	10,724	315,393

Yamato Transport Co., Ltd. (Japan)	32,400	697,554

		26,196,389
Utilities and power (1.9%)
Beijing Enterprises Water Group, Ltd. (China)	524,000	366,830

Centrica PLC (United Kingdom)	245,711	1,350,574

China Resources Gas Group, Ltd. (China)	194,000	618,294

China Resources Power Holdings Co., Ltd. (China)	80,000	208,395

China Water Affairs Group, Ltd. (China)	684,000	217,045

China WindPower Group, Ltd. (China) †	3,630,000	296,896

Chubu Electric Power Co., Inc. (Japan)	15,100	177,409

CMS Energy Corp.	71,673	2,098,585

Edison International	87,400	4,947,714

Enel SpA (Italy)	204,201	1,155,652

ENI SpA (Italy)	67,678	1,697,838

Entergy Corp.	47,524	3,176,979

GDF Suez (France)	42,450	1,161,437

Origin Energy, Ltd. (Australia)	35,021	464,354

PG&E Corp.	118,290	5,110,128

Power Grid Corp. of India, Ltd. (India)	124,786	219,374

PPL Corp.	168,800	5,594,032

Red Electrica Corporacion SA (Spain)	19,942	1,620,912

Tenaga Nasional Bhd (Malaysia)	182,600	668,459

Tokyo Gas Co., Ltd. (Japan)	116,000	588,159

UGI Corp.	30,100	1,372,861

United Utilities Group PLC (United Kingdom)	72,956	958,433

Veolia Environnement (France)	22,115	437,502

		34,507,862

Total common stocks (cost $887,921,426)		$1,106,565,816

CORPORATE BONDS AND NOTES (13.9%)*	Principal amount	Value

Basic materials (0.9%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	$76,000	$81,550

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	40,000	42,220

ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	705,000	892,706

ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)	90,000	93,038

Archer Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	871,000	985,227

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	411,000	403,808

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	164,000	176,300

44 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Basic materials cont.
Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	$210,000	$224,700

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	135,000	132,975

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	365,000	392,375

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)	200,000	234,750

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)	205,000	218,069

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	88,000	91,057

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	60,000	62,002

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	57,000	67,770

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	140,000	150,150

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	195,000	186,069

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	135,000	172,860

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	265,000	277,838

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	40,000	39,701

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	75,000	74,837

Exopack Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	250,000	264,063

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	355,000	374,525

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	100,000	101,750

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	215,000	236,500

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	340,000	357,850

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	115,000	123,913

Graphic Packaging International, Inc. company guaranty sr.
unsec. notes 4 3/4s, 2021	105,000	105,131

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	335,000	365,569

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	150,000	178,500

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	145,000	150,075

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020	65,000	64,350

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	165,000	171,600

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	210,000	235,200

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020	85,000	93,288

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	560,000	563,500

Dynamic Asset Allocation Growth Fund 45

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Basic materials cont.
IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)	$150,000	$133,500

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)	100,000	109,500

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 6 1/8s, 2018 (Luxembourg)	220,000	227,425

International Paper Co. sr. unsec. notes 7.95s, 2018	725,000	886,710

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	325,000	375,375

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	250,000	276,875

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	135,000	174,391

LyondellBasell Industries NV sr. unsec. notes 6s, 2021	565,000	661,814

LyondellBasell Industries NV sr. unsec. unsub. notes
5 3/4s, 2024	285,000	328,316

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	19,000	18,986

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020	10,000	10,825

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	14,000	15,013

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	6,000	6,479

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	135,000	142,088

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	130,000	132,389

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	225,000	251,438

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	145,000	150,783

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	210,000	224,700

PQ Corp. 144A sr. notes 8 3/4s, 2018	230,000	251,275

Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub.
notes 1 5/8s, 2017 (United Kingdom)	885,000	886,656

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 3 1/2s, 2020 (Australia)	10,000	10,241

Rock-Tenn Co. company guaranty sr. unsec. unsub.
notes 4.9s, 2022	239,000	255,893

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	210,000	225,808

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	180,000	201,150

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	175,000	188,781

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	155,000	170,888

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	135,000	136,013

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsub. notes 7 1/2s, 2025 (Ireland)	55,000	62,150

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020	20,000	21,650

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	40,000	43,500

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	50,000	54,375

46 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	$25,000	$25,438

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)	300,000	338,250

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021	55,000	58,850

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020	175,000	179,813

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	40,000	42,500

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
bonds 6s, 2023	340,000	338,300

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	210,000	257,730

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	355,000	456,297

		16,717,981
Capital goods (0.6%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	355,000	386,063

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	420,000	485,625

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 6 5/8s, 2022	260,000	281,775

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020	75,000	82,219

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022	175,000	180,031

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021	285,000	330,956

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	190,000	200,925

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡	250,000	263,125

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	105,000	117,494

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	130,000	131,300

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	125,000	139,375

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	305,000	338,550

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6s, 2017 (Luxembourg)	885,000	1,016,311

Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	370,000	353,350

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	235,000	224,681

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	697,000	738,820

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †	225,000	171,000

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042	150,000	131,769

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022	100,000	92,361

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020	215,000	221,450

Kratos Defense & Security Solutions, Inc. company guaranty sr.
notes 10s, 2017	110,000	116,325

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	665,000	883,142

Dynamic Asset Allocation Growth Fund 47

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Capital goods cont.
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022	$85,000	$90,525

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	395,000	387,100

Oshkosh Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	125,000	127,188

Pittsburgh Glass Works, LLC 144A company guaranty sr.
notes 8s, 2018	235,000	255,563

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017	200,000	212,000

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	65,000	69,317

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)	200,000	211,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019	100,000	109,875

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020	245,000	256,638

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019	200,000	223,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019	105,000	112,350

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)	200,000	218,250

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	200,000	219,500

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	55,000	59,813

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	325,000	347,750

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017	218,000	233,805

Titan International, Inc. 144A company guaranty sr. bonds
6 7/8s, 2020	110,000	116,600

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	55,000	60,913

TransDigm, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2020	40,000	40,700

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	285,000	305,663

Triumph Group, Inc. company guaranty sr. unsec. notes
4 7/8s, 2021	180,000	177,300

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	130,000	132,375

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	265,000	264,531

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	105,000	110,775

Waste Management, Inc. company guaranty sr. unsec. notes
7 3/4s, 2032	170,000	235,172

		11,464,850

48 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Communication services (1.4%)
Adelphia Communications Corp. escrow bonds zero %, 2014	$200,000	$1,400

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	140,000	157,997

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	200,000	205,887

American Tower Corp. sr. unsec. notes 7s, 2017 R	210,000	243,938

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	885,000	892,659

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	525,000	623,438

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	80,000	93,300

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	150,000	171,375

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	185,000	196,100

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	110,000	108,900

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	150,000	164,063

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	165,000	176,344

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	85,000	82,238

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	235,000	248,513

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	220,000	233,475

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	50,000	52,563

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017	890,000	1,016,115

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	333,000	432,554

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	35,000	43,404

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	75,000	79,781

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	425,000	431,906

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	145,000	162,038

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	195,000	281,418

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	355,000	378,963

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	225,000	234,000

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	390,000	461,175

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	165,000	184,800

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	60,000	62,700

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	290,000	318,275

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	320,000	360,800

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)	130,000	135,200

Intelsat Jackson Holdings SA company guaranty sr. unsec.
bonds 6 5/8s, 2022 (Bermuda)	105,000	109,200

Dynamic Asset Allocation Growth Fund 49

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Communication services cont.
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	$210,000	$230,475

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)	430,000	455,800

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)	1,005,000	1,057,763

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	90,000	121,314

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	185,000	207,431

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	45,000	49,388

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	210,000	227,588

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2021	85,000	89,675

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	125,000	136,250

Nil International Telecom SCA 144A company guaranty sr.
unsec. notes 7 7/8s, 2019 (Luxembourg)	155,000	105,013

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	132,000	136,801

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	230,000	252,425

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)	160,000	160,400

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	813,000	907,799

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	85,000	93,895

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8 3/4s, 2032 (Canada)	225,000	301,293

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	13,000	13,796

SBA Telecommunications, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020	70,000	73,325

SES SA 144A company guaranty sr. unsec. notes 3.6s,
2023 (France)	222,000	215,207

Sprint Capital Corp. company guaranty 6 7/8s, 2028	965,000	936,050

Sprint Communications, Inc. sr. unsec. unsub. notes
8 3/8s, 2017	225,000	264,656

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	125,000	135,938

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	485,000	592,913

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023	440,000	484,000

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021	250,000	272,500

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023	35,000	37,538

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021	90,000	96,638

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2023	290,000	308,125

50 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019	$85,000	$90,950

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021	250,000	265,313

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	400,000	418,500

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	205,000	258,967

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	150,000	153,187

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045s, 2036 (Spain)	120,000	144,890

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 3.192s, 2018 (Spain)	240,000	245,806

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	115,000	143,675

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	105,000	124,448

Time Warner Entertainment Co. LP company guaranty sr. unsec.
bonds 8 3/8s, 2033	688,000	948,123

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)	150,000	162,750

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	1,120,000	1,325,024

Verizon Communications, Inc. sr. unsec. unsub. notes
4 1/2s, 2020	120,000	130,093

Verizon Communications, Inc. sr. unsec. unsub. notes
2.55s, 2019	885,000	888,314

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	260,000	260,650

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017
(United Kingdom)	869,000	859,358

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019	385,000	436,975

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)	360,000	379,800

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)	400,000	421,500

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	385,000	441,788

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021	160,000	172,000

Windstream Corp. company guaranty sr. unsec. unsub. notes
6 3/8s, 2023	110,000	107,250

		24,687,876
Consumer cyclicals (2.0%)
21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. debs. 7 3/4s, 2045	210,000	291,175

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 6.2s, 2034	15,000	17,483

Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	38,150

Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	871,000	862,384

Dynamic Asset Allocation Growth Fund 51

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	$270,000	$311,175

AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5 7/8s, 2022	145,000	147,538

American Media, Inc. 144A notes 13 1/2s, 2018	11,246	12,146

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	90,000	103,725

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	210,000	228,375

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	95,000	105,450

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023	95,000	99,275

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	213,000	213,000

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	70,000	67,638

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	265,000	282,225

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	125,000	129,104

Building Materials Corp. of America 144A company guaranty sr.
notes 7 1/2s, 2020	240,000	258,600

Building Materials Corp. of America 144A company guaranty sr.
notes 7s, 2020	95,000	101,888

Building Materials Corp. of America 144A sr. unsec. notes
6 3/4s, 2021	105,000	113,925

Burlington Coat Factory Warehouse Corp. company guaranty sr.
unsec. notes 10s, 2019	205,000	228,831

Caesars Entertainment Operating Co., Inc. company guaranty sr.
notes 9s, 2020	187,000	167,833

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	350,000	336,875

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	100,000	131,067

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	210,000	226,202

CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas
Capital Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	195,000	199,875

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	175,000	186,375

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	45,000	48,051

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	170,000	172,125

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	69,000	69,518

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	130,000	130,975

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	585,000	674,213

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	160,000	170,000

52 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	$175,000	$197,969

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	40,000	40,000

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	100,000	96,125

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	25,000	27,719

Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2021	275,000	287,031

Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2019	250,000	262,500

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020	240,000	259,200

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022	800,000	855,000

CST Brands, Inc. company guaranty sr. unsec. notes 5s, 2023	170,000	167,025

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	190,000	202,350

Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	225,000	234,281

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)	265,000	282,888

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	70,000	66,080

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019	245,000	281,750

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	395,000	437,158

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	167,000	173,680

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	370,000	397,288

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	60,000	60,750

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	146,000	171,081

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	210,000	272,244

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	825,000	1,040,737

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020	115,000	118,306

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2019	155,000	162,750

Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)	295,000	314,980

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3 1/4s, 2018	567,000	571,961

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 2 3/4s, 2016	318,000	322,166

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	165,000	175,519

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 7/8s, 2020	255,000	261,694

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 3/8s, 2018	305,000	313,006

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020	280,000	303,800

Dynamic Asset Allocation Growth Fund 53

CORPORATE BONDS AND NOTES (13.9%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	325,000	$310,483

Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr.
unsec. notes 7s, 2020		$285,000	248,663

Grupo Televisa, S.A.B. sr. unsec. unsub. notes 6 5/8s,
2025 (Mexico)		460,000	533,250

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		190,000	207,575

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		170,000	185,209

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		89,000	100,555

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		41,000	44,611

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		220,000	237,600

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		50,000	47,503

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		300,000	307,125

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		160,000	173,000

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		130,000	131,950

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		160,000	173,800

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		205,000	220,119

Jeld-Wen, Inc. 144A sr. notes 12 1/4s, 2017		260,000	288,600

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		95,000	99,038

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		425,000	440,938

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041		35,000	39,409

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		140,000	152,250

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		270,000	303,750

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022		105,000	111,038

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		165,000	174,900

Lamar Media Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2024		85,000	87,125

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023		250,000	266,250

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022		295,000	286,888

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019		115,000	117,013

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		380,000	409,925

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029		275,000	333,771

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042		220,000	226,232

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 4.3s, 2043		178,000	162,711

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022		70,000	72,185

54 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	$695,000	$708,272

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	300,000	331,125

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	260,000	263,250

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	215,000	245,369

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	95,000	103,788

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	150,000	166,313

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	145,000	173,638

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	135,000	156,263

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	200,000	219,500

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	666,616	753,276

Navistar International Corp. sr. notes 8 1/4s, 2021	347,000	354,374

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	165,000	182,325

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8s, 2021	120,000	131,850

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	180,000	180,675

Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub.
notes 6 7/8s, 2020	110,000	118,250

Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	125,000	130,625

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr.
unsec. notes 4 1/2s, 2020	95,000	95,713

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	280,000	307,300

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	190,000	212,325

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	55,000	54,349

Owens Corning company guaranty sr. unsec. notes 9s, 2019	113,000	139,988

Penn National Gaming, Inc. 144A sr. unsec. notes 5 7/8s, 2021	325,000	319,313

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	195,000	203,775

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	145,000	156,238

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	125,000	128,125

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	285,000	331,313

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	145,000	162,038

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. notes 7 7/8s, 2018	25,000	27,250

QVC, Inc. 144A company guaranty sr. notes 4.85s, 2024	200,000	200,709

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	80,000	86,300

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	55,000	61,188

Dynamic Asset Allocation Growth Fund 55

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	$205,000	$207,050

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	45,000	46,350

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	180,000	197,100

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	295,000	311,225

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	330,000	367,538

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	220,000	243,375

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Netherlands)	200,000	223,500

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Netherlands)	320,000	362,400

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021	170,000	176,800

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	65,000	64,513

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	90,000	91,125

Sirius XM Holdings, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	510,000	538,050

Sirius XM Holdings, Inc. 144A sr. unsec. notes 5 1/4s, 2022	55,000	56,650

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	395,000	397,963

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2022	10,000	10,900

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020	15,000	16,238

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	200,000	216,750

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	215,000	228,975

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	100,000	98,500

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	47,000	51,818

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 5/8s, 2024	95,000	93,813

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	85,000	85,850

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	245,000	270,113

Time Warner, Inc. company guaranty sr. unsec. notes
3.15s, 2015	30,000	30,984

Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company
guaranty sr. unsec. notes 9s, 2019	130,000	143,000

Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
1 1/4s, 2017	885,000	876,907

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	50,000	51,000

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	192,266	202,841

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017	100,000	114,125

56 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	$60,000	$61,500

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4.45s, 2023	85,000	85,425

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	395,000	437,463

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	540,000	699,210

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	80,000	79,658

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	30,000	30,329

Walt Disney Co. (The) sr. unsec. unsub. notes
Ser. MTN, 1.1s, 2017	885,000	875,901

		35,725,456
Consumer staples (0.9%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	315,000	294,525

Affinion Investments, LLC 144A company guaranty sr. unsec.
sub. notes 13 1/2s, 2018	96,900	98,354

Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	138,000	138,358

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	34,000	44,629

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	5,000	6,598

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	255,000	239,293

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. notes 1 1/4s, 2018	885,000	871,033

Anheuser-Busch InBev Worldwide, Inc. company guaranty
unsec. unsub. notes 5 3/8s, 2020	315,000	361,615

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	500,000	543,750

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 9 3/4s, 2020	80,000	92,000

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	220,000	221,650

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	125,000	123,750

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	13,000	16,043

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. unsub.
notes 4.1s, 2016	122,000	128,895

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	180,000	196,425

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	185,000	171,309

CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022	110,000	113,850

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020	60,000	56,250

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	280,000	290,850

Coca-Cola Co. (The) sr. unsec. unsub. notes 5.35s, 2017	548,000	626,178

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	60,000	58,650

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	350,000	394,625

Dynamic Asset Allocation Growth Fund 57

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Consumer staples cont.
Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	$120,000	$132,600

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	240,000	231,600

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	50,000	49,375

CVS Caremark Corp. sr. unsec. unsub. notes 2 1/4s, 2018	885,000	885,704

CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	174,240	178,118

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018	295,000	315,650

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016	290,000	319,000

Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	52,000	53,892

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1 1/2s, 2017 (United Kingdom)	416,000	418,791

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	285,000	310,650

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	420,000	451,500

Erac USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	145,000	182,361

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)	200,000	189,030

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	400,000	393,500

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018	100,000	106,500

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022	230,000	246,100

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020	105,000	111,957

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	85,000	93,075

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	65,000	69,063

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	55,000	58,575

Kerry Group Financial Services 144A company guaranty sr.
unsec. notes 3.2s, 2023 (Ireland)	487,000	453,734

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	180,000	225,153

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042	40,000	41,886

Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.4s, 2017	74,000	84,942

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	70,000	74,900

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	540,000	594,675

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020	301,000	328,466

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	56,000	70,292

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	174,000	203,975

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	135,000	140,927

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	185,000	232,225

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	879,000	876,725

58 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Consumer staples cont.
Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	$30,000	$32,250

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	180,000	184,500

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021	280,000	281,400

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020	210,000	239,663

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	80,000	88,800

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	250,000	261,773

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022	185,000	199,800

Smithfield Foods, Inc. 144A sr. unsec. notes 5 7/8s, 2021	50,000	51,875

Smithfield Foods, Inc. 144A sr. unsec. notes 5 1/4s, 2018	35,000	36,400

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016	95,000	104,921

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	160,000	179,600

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2024	45,000	45,338

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	240,000	254,400

Walgreen Co. sr. unsec. unsub. notes 1.8s, 2017	663,000	667,457

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	110,000	113,593

		15,955,341
Energy (1.7%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	100,000	106,500

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	80,000	86,100

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023	365,000	367,281

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	190,000	143,450

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	410,000	522,037

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	93,000	103,442

Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	225,000	266,128

Antero Resources Finance Corp. 144A company guaranty sr.
unsec. notes 5 3/8s, 2021	180,000	182,700

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	15,000	15,817

Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	124,000	125,071

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021	257,000	273,705

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	125,000	134,375

Aurora USA Oil & Gas Inc. 144A company guaranty sr. unsec.
notes 9 7/8s, 2017	195,000	214,988

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)	430,000	450,665

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846s, 2017 (United Kingdom)	885,000	898,802

Dynamic Asset Allocation Growth Fund 59

CORPORATE BONDS AND NOTES (13.9%)* cont.		Principal amount	Value

Energy cont.
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		$155,000	$162,750

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)		1,185,000	1,333,699

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		390,000	418,275

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		200,000	227,500

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		230,000	253,000

Chesapeake Energy Corp. company guaranty notes
6 1/2s, 2017		95,000	106,638

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	50,000	75,436

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		$60,000	63,525

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019		255,000	264,563

Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017		871,000	863,380

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		275,000	299,750

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		150,000	156,000

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		110,000	114,675

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		105,000	84,000

ConocoPhillips Co. company guaranty sr. unsec. notes
1.05s, 2017		885,000	874,533

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		380,000	412,775

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017		310,000	323,563

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022		430,000	451,500

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		339,000	369,510

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021		50,000	53,500

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		150,000	150,750

Exterran Partners LP/EXLP Finance Corp. 144A company
guaranty sr. unsec. notes 6s, 2022		175,000	172,149

Forum Energy Technologies, Inc. 144A sr. unsec. notes
6 1/4s, 2021		225,000	238,500

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)		158,000	177,940

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019		420,000	434,700

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020		290,000	315,375

60 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Energy cont.
Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	$65,000	$70,038

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	560,000	581,000

Hercules Offshore, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021	80,000	81,400

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	85,000	92,438

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	80,000	101,119

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	190,000	206,625

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	60,000	77,885

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	300,000	315,375

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	375,000	415,781

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	340,000	348,075

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	410,000	410,000

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7 1/4s, 2019	480,000	500,400

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. unsub. notes 10 3/8s, 2017 (Canada) F	100,000	5

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	175,000	184,188

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	110,000	113,850

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	275,000	214,500

National JSC Naftogaz of Ukraine govt. guaranty unsec. notes
9 1/2s, 2014 (Ukraine)	410,000	387,450

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	223,650

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	245,000	264,301

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	135,000	146,475

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	195,000	211,088

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	245,000	260,993

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	180,000	183,150

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	190,000	212,800

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	190,000	199,263

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	215,000	228,115

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	1,920,000	1,835,597

Dynamic Asset Allocation Growth Fund 61

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Energy cont.
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2045 (Mexico)	$250,000	$270,436

Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 4 7/8s, 2024 (Mexico)	250,000	257,697

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95s, 2017	885,000	923,210

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	965,000	1,066,325

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	115,000	124,200

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	95,000	96,900

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	315,000	331,144

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	125,000	127,813

Sabine Pass Liquefaction, LLC 144A sr. notes 6 1/4s, 2022	125,000	129,375

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	995,000	1,099,475

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	95,000	99,750

Samson Investment Co. 144A sr. unsec. notes 10 3/4s, 2020	515,000	561,350

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	95,000	101,413

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	200,000	219,066

Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	595,000	644,088

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	270,000	278,981

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.2s, 2017 (Netherlands)	950,000	1,061,443

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	125,000	133,750

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	105,000	113,400

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	40,000	42,750

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	110,000	121,282

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	60,000	60,545

Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55s, 2017 (France)	871,000	879,565

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	55,000	58,850

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	210,000	222,600

Weatherford International, Ltd. of Bermuda company guaranty
sr. unsec. notes 9 7/8s, 2039 (Bermuda)	685,000	1,037,274

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	460,000	493,925

Williams Cos., Inc. (The) notes 7 3/4s, 2031	16,000	17,951

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	43,000	51,090

Williams Partners LP sr. unsec. notes 5.4s, 2044	128,000	130,757

Williams Partners LP sr. unsec. notes 4.3s, 2024	127,000	127,257

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	85,000	87,125

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	365,000	390,550

		31,515,945

62 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Financials (3.8%)
Abbey National Treasury Services PLC of Stamford, CT company
guaranty sr. unsec. unsub. notes 1 3/8s, 2017	$950,000	$951,259

Abbey National Treasury Services PLC/London bank guaranty
sr. unsec. unsub. FRN notes 1.819s, 2014 (United Kingdom)	135,000	135,137

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	610,000	655,194

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	495,000	636,203

Aflac, Inc. sr. unsec. notes 6.9s, 2039	220,000	285,602

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	210,000	234,413

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015	160,000	169,200

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	145,000	174,725

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	140,000	166,425

Ally Financial, Inc. unsec. sub. notes 8s, 2018	155,000	184,838

American Express Co. sr. unsec. notes 7s, 2018	555,000	658,269

American Express Co. sr. unsec. notes 6.15s, 2017	337,000	388,440

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	412,000	541,265

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	437,000	500,047

American International Group, Inc. sr. unsec. unsub.
notes 3.8s, 2017	885,000	946,862

ARC Properties Operating Partnership LP/Clark Acquisition, LLC
144A company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	410,000	409,836

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	209,000	248,774

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	425,000	446,781

AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual
maturity (France)	305,000	322,156

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	185,000	184,112

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	871,000	869,369

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s,
2017 (Canada)	871,000	902,044

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	270,000	274,990

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	20,000	20,640

Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s,
2017 (Canada)	885,000	875,995

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes
1.2s, 2017 (Japan)	895,000	889,129

Barclays Bank PLC jr. sub. stock FRB bonds 6.278s, perpetual
maturity (United Kingdom)	530,000	528,037

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	353,000	473,136

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)	570,000	567,150

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	640,000	660,535

Dynamic Asset Allocation Growth Fund 63

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Financials cont.
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	$90,000	$85,882

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 1.6s, 2017	927,000	938,338

BNP Paribas SA bank guaranty sr. unsec. unsub. notes Ser. MTN,
1 3/8s, 2017 (France)	950,000	948,522

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	110,000	112,554

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)	411,000	421,789

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	450,000	467,762

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	325,000	322,866

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	190,000	204,261

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	85,000	90,738

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R	725,000	746,025

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	100,000	100,125

CIT Group, Inc. sr. unsec. notes 5s, 2023	125,000	127,813

CIT Group, Inc. sr. unsec. notes 5s, 2022	210,000	217,875

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	170,000	182,325

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	155,000	166,625

CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	90,000	90,985

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	305,000	341,219

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	210,000	226,275

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	11,000	14,015

Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	885,000	955,824

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	815,000	932,156

Commonwealth Bank of Australia of New York, NY sr. unsec.
unsub. bonds 1 1/8s, 2017	1,210,000	1,205,333

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	175,000	147,875

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA bank
guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	792,000	839,666

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021	205,000	213,200

Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s,
perpetual maturity (Switzerland)	490,000	532,263

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	150,000	186,302

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	871,000	991,525

Duke Realty LP company guaranty sr. unsec. notes
6 3/4s, 2020 R	110,000	128,333

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	385,000	418,688

EPR Properties unsec. notes 5 1/4s, 2023 R	380,000	384,861

Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s,
perpetual maturity	156,000	143,520

Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	230,000	235,327

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	750,000	964,299

64 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Financials cont.
General Electric Capital Corp. sr. unsec. notes
Ser. GMTN, 3.1s, 2023	$50,000	$48,928

General Electric Capital Corp. sr. unsec. notes
Ser. MTN, 5.4s, 2017	1,315,000	1,467,831

Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	325,000	395,977

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	335,000	405,082

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2 3/8s, 2018	444,000	446,950

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	122,000	138,885

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	100,000	111,557

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	250,000	259,328

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	195,000	186,362

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	390,000	382,305

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021	255,000	272,213

HSBC Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB bonds 10.176s, perpetual maturity (Jersey)	740,000	1,065,600

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	408,000	476,112

HSBC Holdings PLC unsec. sub. notes 4 1/4s, 2024
(United Kingdom)	400,000	399,206

HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes
7.808s, 2026	180,000	182,250

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6s, 2020	460,000	487,600

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2022	250,000	253,750

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,960,000	2,073,491

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	65,000	71,825

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	210,000	222,075

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	300,000	310,500

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	140,000	158,025

JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s,
perpetual maturity	363,000	410,190

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	882,000	894,126

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	866,000	862,861

LBG Capital No. 1 PLC 144A bank guaranty unsec. sub. bonds
7 7/8s, 2020 (United Kingdom)	1,668,000	1,810,614

Leucadia National Corp. sr. unsec. bonds 5 1/2s, 2023	725,000	755,330

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	725,000	804,750

Lloyds Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	230,000	262,787

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes
6.657s, perpetual maturity (United Kingdom)	185,000	185,925

Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s,
2015 (Australia)	90,000	92,889

Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	770,000	861,150

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	885,000	992,493

Dynamic Asset Allocation Growth Fund 65

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Financials cont.
Metropolitan Life Global Funding I 144A notes 3s, 2023	$155,000	$148,343

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	385,000	386,659

Morgan Stanley sr. unsec. notes 4 3/4s, 2017	870,000	949,456

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	123,625

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	260,000	278,200

National Australia Bank of New York, Ltd. sr. unsec. notes 2.3s,
2018 (Australia)	475,000	479,056

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	85,000	85,425

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2018	85,000	85,425

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	105,000	98,963

Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	135,000	199,740

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	155,000	165,075

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 5/8s, 2020	100,000	106,125

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	165,000	175,725

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	125,000	132,188

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	325,000	338,000

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	160,000	177,200

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	330,000	339,075

PNC Bank, NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	890,000	886,954

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	234,000	245,847

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	190,000	209,000

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	250,000	249,063

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/8s, 2019	140,000	152,950

Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	140,000	170,800

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	388,000	399,155

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	144,000	143,100

Prudential Holdings, LLC 144A sr. notes Ser. B, 7.245s, 2023	150,000	183,899

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	75,000	78,556

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s,
2018 (Canada)	885,000	890,756

Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes
Ser. U, 7.64s, perpetual maturity (United Kingdom)	705,000	715,575

Royal Bank of Scotland Group PLC unsec. sub. notes 6.1s, 2023
(United Kingdom)	682,000	708,924

Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023
(United Kingdom)	208,000	212,982

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018
(United Kingdom)	515,000	529,307

Santander Holdings USA, Inc. sr. unsec. unsub. notes
4 5/8s, 2016	63,000	67,358

66 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Financials cont.
Santander Issuances SAU 144A bank guaranty unsec. sub. notes
5.911s, 2016 (Spain)	$500,000	$531,042

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)	220,000	228,493

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	320,000	329,920

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	100,000	110,061

Simon Property Group LP 144A sr. unsec. unsub. notes
1 1/2s, 2018	802,000	790,745

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	140,000	164,850

Societe Generale SA bank guaranty sr. unsec. notes 2 3/4s,
2017 (France)	375,000	385,950

Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s,
perpetual maturity (France)	350,000	365,925

Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	50,000	55,375

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	750,000	763,125

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)	650,000	620,907

Svenska Handelsbanken AB bank guaranty sr. unsec. notes
2 7/8s, 2017 (Sweden)	458,000	477,125

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	255,000	237,925

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	50,000	54,750

Travelers Property Casuality Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	110,000	146,907

UBS AG of Stamford, CT sr. unsec. unsub. notes Ser. BKNT,
5 7/8s, 2017	783,000	897,139

US Bank of NA of Cincinnati, OH sr. unsec. notes
Ser. BKNT, 1.1s, 2017	900,000	901,725

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)	2,000,000	1,980,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,976,000	2,099,500

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	95,000	107,953

Walter Investment Management Corp. 144A company guaranty
sr. unsec. notes 7 7/8s, 2021	175,000	174,563

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	871,000	891,844

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	45,000	46,775

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	220,000	244,663

Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s,
2018 (Australia)	160,000	160,975

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024	95,000	94,962

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	290,000	310,663

		69,421,064
Health care (1.0%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	240,000	230,697

AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	793,000	795,506

Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021	220,000	229,625

Actavis, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	95,000	90,227

Dynamic Asset Allocation Growth Fund 67

CORPORATE BONDS AND NOTES (13.9%)* cont.		Principal amount	Value

Health care cont.
Actavis, Inc. sr. unsec. unsub. notes 3 1/4s, 2022		$80,000	$76,975

Actavis, Inc. sr. unsec. unsub. notes 1 7/8s, 2017		20,000	19,950

Amgen, Inc. sr. unsec. notes 3.45s, 2020		345,000	354,856

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017		885,000	902,349

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		220,000	228,800

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)		270,000	339,119

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		885,000	1,017,412

Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
company guaranty sr. unsec. notes 7 3/4s, 2019		215,000	232,200

Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
company guaranty sr. unsec. notes 6s, 2021		215,000	223,063

Biomet, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2020		170,000	180,625

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		275,000	296,175

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	250,000	378,099

Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		$200,000	206,000

Catamaran Corp. company guaranty sr. unsec. bonds
4 3/4s, 2021		120,000	121,650

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		40,000	42,150

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8s, 2019		85,000	93,394

CHS/Community Health Systems, Inc. 144A company guaranty
sr. notes 5 1/8s, 2021		40,000	41,000

CHS/Community Health Systems, Inc. 144A company guaranty
sr. unsec. notes 6 7/8s, 2022		50,000	52,250

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		235,000	253,832

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	105,000	153,001

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$200,000	222,000

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022		100,000	102,625

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019		143,000	152,831

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		205,000	220,888

HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		350,000	351,313

HCA, Inc. sr. notes 6 1/2s, 2020		795,000	890,400

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		70,000	79,975

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		400,000	435,000

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡		130,000	132,600

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr.
unsec. notes 8 3/8s, 2019		165,000	176,138

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		105,000	110,513

68 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Health care cont.
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	$105,000	$110,381

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019	170,000	189,125

JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)	320,000	329,600

Johnson & Johnson sr. unsec. notes 5.15s, 2018	554,000	632,338

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	480,000	552,000

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sr.
unsec. notes 12 1/2s, 2019	130,000	151,125

Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	763,000	746,060

MPH Acquisition Holdings, LLC 144A sr. unsec. notes
6 5/8s, 2022	30,000	30,750

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	210,000	227,850

Mylan, Inc./PA company guaranty sr. unsec. notes 2.6s, 2018	25,000	25,256

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	155,000	168,950

Omega Healthcare Investors, Inc. 144A sr. unsec. notes
4.95s, 2024 R	175,000	171,285

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020	305,000	330,163

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037	45,000	53,126

Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2021	75,000	80,063

Service Corp. International/US sr. notes 7s, 2019	115,000	121,756

Service Corp. International/US sr. unsec. unsub. notes
6 3/4s, 2016	625,000	679,688

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022	240,000	243,000

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	200,000	210,200

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	200,000	213,250

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	105,000	102,638

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	190,000	183,350

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	435,000	480,131

Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	45,000	45,338

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	250,000	267,500

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III, LLC company guaranty sr. unsec. unsub. notes 3s,
2015 (Curacao)	135,000	138,752

United Surgical Partners International, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2020	170,000	188,700

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	396,000	455,739

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	310,000	342,588

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	55,000	55,331

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	245,000	222,146

Dynamic Asset Allocation Growth Fund 69

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Health care cont.
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	$245,000	$231,012

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	45,000	48,713

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	105,000	111,563

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	340,000	368,050

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	45,000	47,588

Valeant Pharmaceuticals International 144A sr. unsec. notes
6 3/4s, 2018	250,000	275,000

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	180,000	189,000

		18,452,343
Technology (0.7%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	150,000	158,063

Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	450,000	473,625

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	125,000	111,219

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	130,000	120,575

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	435,000	431,738

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	395,000	417,722

Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	401,000	401,817

eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	885,000	884,744

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	115,000	125,781

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	105,000	109,839

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	290,000	345,100

First Data Corp. company guaranty sr. unsec. notes
11 1/4s, 2021	165,000	188,306

First Data Corp. company guaranty sr. unsec. sub. notes
11 3/4s, 2021	370,000	388,500

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	1,135,000	1,231,475

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	140,000	150,500

First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡	135,000	127,913

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	136,000	157,760

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 5s, 2021	200,000	204,000

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	240,000	253,200

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	135,000	152,246

Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	754,000	776,927

Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	155,000	180,425

Honeywell International, Inc. sr. unsec. unsub. notes
4 1/4s, 2021	120,000	131,222

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	390,000	351,293

70 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Technology cont.
Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	$110,000	$127,325

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	890,000	883,971

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	105,000	115,763

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	210,000	223,125

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	84,000	100,380

Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022	180,000	188,550

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	60,000	67,981

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	250,000	276,408

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	355,000	333,915

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	765,000	761,175

SunGard Data Systems, Inc. company guaranty sr. unsec. sub.
notes 6 5/8s, 2019	145,000	153,338

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	215,000	235,694

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	275,000	299,063

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	72,000	83,353

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	60,000	68,115

		11,792,146
Transportation (0.1%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	340,000	361,250

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	232,000	250,560

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	105,000	115,414

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	95,000	109,022

CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	240,000	218,916

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	149,201	174,565

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	45,000	42,007

Kansas City Southern de Mexico SA de CV sr. unsec. unsub.
notes 2.35s, 2020 (Mexico)	53,000	49,800

Kansas City Southern Railway Co. (The) 144A sr. unsec.
notes 4.3s, 2043	97,000	87,327

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	315,000	346,106

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	180,000	182,700

		1,937,667
Utilities and power (0.8%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	725,000	858,219

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	325,000	370,500

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	85,000	81,494

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	35,000	35,696

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	20,000	25,540

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	371,000	405,318

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	60,000	63,000

Dynamic Asset Allocation Growth Fund 71

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Utilities and power cont.
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	$50,000	$50,500

Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	30,000	33,961

Consolidated Edison Co. of New York sr. unsec. notes
7 1/8s, 2018	562,000	681,693

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	130,000	124,306

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	345,000	372,600

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	265,000	272,437

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	410,000	513

EDP Finance BV 144A sr. unsec. notes 5 1/4s,
2021 (Netherlands)	265,000	272,628

El Paso, LLC company guaranty sr. notes 7s, 2017	670,000	755,985

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	225,000	240,644

Electricite de France (EDF) 144A jr. unsec. sub. FRN notes
5 5/8s, perpetual maturity (France)	1,660,000	1,693,200

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	115,000	145,873

Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s,
2019 (France)	165,000	195,315

Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	1,235,000	1,244,263

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	249,000	262,073

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10 1/4s, 2020	348,000	366,705

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	150,000	171,563

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	85,000	96,290

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	75,000	81,180

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	230,000	228,024

EP Energy, LLC/EP Energy Finance, Inc. sr. unsec. notes
9 3/8s, 2020	375,000	433,125

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	150,000	162,000

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	60,000	67,350

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	791,000	767,222

FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	118,000	117,642

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	275,000	280,500

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	65,000	66,463

Kinder Morgan Energy Partners LP sr. unsec. unsub. notes
3 1/2s, 2021	270,000	268,771

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	479,000	479,000

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	7,000	8,373

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	235,000	292,529

Nevada Power Co. mtge. notes 7 1/8s, 2019	115,000	140,499

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	75,000	86,404

72 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (13.9%)* cont.	Principal amount	Value

Utilities and power cont.
NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	$735,000	$808,500

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	205,000	191,369

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	80,000	83,817

Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	112,000	132,277

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	425,000	440,673

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.4s, 2023	15,000	14,511

PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	144,000	158,612

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	75,000	88,244

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	240,000	246,000

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	225,000	233,438

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	155,000	156,163

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	190,000	176,700

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	10,000	10,646

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	130,000	99,775

Toledo Edison Co. (The) sr. mtge. bonds 7 1/4s, 2020	20,000	23,700

Union Electric Co. sr. notes 6.4s, 2017	140,000	160,410

		15,324,233

Total corporate bonds and notes (cost $242,621,477)		$252,994,902

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (5.5%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.6%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, April 1, 2044	$10,000,000	$9,833,594

		9,833,594
U.S. Government Agency Mortgage Obligations (4.9%)
Federal National Mortgage Association Pass-Through Certificates
6s, October 1, 2016	150,615	156,862
6s, TBA, April 1, 2044	15,000,000	16,722,657
4 1/2s, with due dates from February 1, 2039 to April 1, 2039	166,272	177,567
4 1/2s, TBA, May 1, 2044	1,000,000	1,063,477
4 1/2s, TBA, April 1, 2044	1,000,000	1,066,875
4s, TBA, May 1, 2044	27,000,000	27,968,204
4s, TBA, April 1, 2044	27,000,000	28,065,234
3 1/2s, TBA, April 1, 2029	10,000,000	10,480,469
3s, TBA, May 1, 2044	2,000,000	1,925,078
3s, TBA, April 1, 2044	2,000,000	1,930,781

		89,557,204

Total U.S. government and agency mortgage obligations (cost $99,450,751)		$99,390,798

Dynamic Asset Allocation Growth Fund 73

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 1s, May 31, 2018 [i]	$125,000	$123,076

Total U.S. treasury obligations (cost $123,076)		$123,076

MORTGAGE-BACKED SECURITIES (2.8%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.4%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.98s, 2032	$100,234	$149,610
IFB Ser. 3072, Class SM, 23.228s, 2035	128,302	182,295
IFB Ser. 3072, Class SB, 23.082s, 2035	114,782	161,954
IFB Ser. 3249, Class PS, 21.764s, 2036	90,540	122,617
IFB Ser. 3065, Class DC, 19.395s, 2035	88,982	125,782
IFB Ser. 2990, Class LB, 16.55s, 2034	133,852	174,605
IFB Ser. 310, Class S4, IO, 5.795s, 2043	808,191	202,355
IFB Ser. 311, Class S1, IO, 5.795s, 2043	2,721,636	598,771
IFB Ser. 308, Class S1, IO, 5.795s, 2043	1,005,283	244,002
IFB Ser. 14-326, Class S2, IO, 5.792s, 2044	1,303,000	303,739
Ser. T-56, Class A, IO, 0.524s, 2043	111,775	1,908
Ser. T-56, Class 1, IO, zero %, 2043	116,569	9
Ser. T-56, Class 2, IO, zero %, 2043	111,727	349
Ser. T-56, Class 3, IO, zero %, 2043	91,152	7
Ser. 1208, Class F, PO, zero %, 2022	1,585	1,466
FRB Ser. 3326, Class WF, zero %, 2035	2,825	2,430

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.975s, 2036	45,746	86,207
IFB Ser. 06-8, Class HP, 24.001s, 2036	68,068	104,088
IFB Ser. 07-53, Class SP, 23.634s, 2037	110,267	162,049
IFB Ser. 05-75, Class GS, 19.787s, 2035	103,273	137,495
IFB Ser. 13-102, Class SH, IO, 5.746s, 2043	3,102,048	672,524
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,784,720	412,856
Ser. 03-W10, Class 1, IO, 1.102s, 2043	143,916	4,261
Ser. 01-50, Class B1, IO, 0.419s, 2041	1,101,136	14,797
Ser. 02-W8, Class 1, IO, 0.319s, 2042	619,361	7,355
Ser. 01-79, Class BI, IO, 0.308s, 2045	418,531	4,104
Ser. 03-34, Class P1, PO, zero %, 2043	19,974	17,377

Government National Mortgage Association
IFB Ser. 10-85, Class SE, IO, 6.393s, 2040	1,516,179	291,955
IFB Ser. 10-56, Class SC, IO, 6.343s, 2040	1,409,906	266,430
IFB Ser. 13-129, Class CS, IO, 5.993s, 2042	2,654,124	453,590
IFB Ser. 10-20, Class SC, IO, 5.993s, 2040	45,975	8,338
Ser. 10-9, Class UI, IO, 5s, 2040	1,622,411	349,418
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	66,439	12,079
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	1,179,386	249,103
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	1,631,194	255,380
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	1,024,923	143,490
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	2,126,130	167,837
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	4,627,366	727,376

Structured Asset Securities Corp. 144A IFB Ser. 07-4, Class 1A3,
IO, 6.023s, 2045	1,195,527	209,217

		7,029,225

74 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities (1.8%)
Banc of America Commercial Mortgage Trust
FRB Ser. 07-2, Class A2, 5.611s, 2049	$39,393	$39,491
Ser. 06-6, Class AJ, 5.421s, 2045	1,007,000	1,007,987
Ser. 07-1, Class XW, IO, 0.316s, 2049	1,117,016	8,591

Banc of America Commercial Mortgage Trust 144A Ser. 07-5,
Class XW, IO, 0.42s, 2051	4,838,601	49,451

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class F, 5.481s, 2041 F	347,000	352,657
Ser. 04-5, Class XC, IO, 0.71s, 2041	2,252,180	6,570
Ser. 04-4, Class XC, IO, 0.848s, 2042	1,025,648	2,248
Ser. 02-PB2, Class XC, IO, 0.205s, 2035	615,961	310
Ser. 05-1, Class XW, IO, 0.037s, 2042	8,975,719	862

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 05-T18, Class D, 5.134s, 2042	280,000	288,050
Ser. 04-PR3I, Class X1, IO, 0.701s, 2041	56,341	166

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class C, 5.44s, 2039	261,000	255,128
Ser. 04-PWR5, Class E, 5.222s, 2042	406,000	409,276
Ser. 06-PW14, Class X1, IO, 0.637s, 2038	6,466,281	102,555

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2,
Class E, 5.56s, 2047	331,000	334,578

Citigroup Commercial Mortgage Trust Ser. 06-C5, Class AJ,
5.482s, 2049	418,000	419,071

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.534s, 2049	42,821,219	595,215

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO, 0.15s, 2049	8,322,818	68,247
Ser. 07-CD4, Class XW, IO, zero %, 2049	2,488,380	22,893

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	622,000	647,564
Ser. 12-CR3, Class XA, IO, 2.193s, 2045	6,165,273	746,300
Ser. 14-UBS2, Class XA, IO, 1.609s, 2047	4,557,000	435,763

COMM Mortgage Trust 144A
FRB Ser. 13-CR11, Class D, 5.172s, 2046	688,000	652,508
FRB Ser. 07-C9, Class AJFL, 0.844s, 2049	113,000	100,796
Ser. 06-C8, Class XS, IO, 0.509s, 2046	42,453,621	539,040

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	247,347	272,082
Ser. 03-C3, Class AX, IO, 1.502s, 2038	168,365	2
Ser. 02-CP3, Class AX, IO, 0.77s, 2035	185,349	2,193

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C1, Class AX, IO, 0.183s, 2040	32,857,968	345,009
Ser. 07-C2, Class AX, IO, 0.022s, 2049	15,348,819	81,349

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	1,201,970	1,205,726

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.023s, 2020	183,709	3,125

Dynamic Asset Allocation Growth Fund 75

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class B,
4.846s, 2048	$332,000	$339,670

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 04-C2, Class H, 5.856s, 2040	950,000	950,000
Ser. 05-C3, Class XC, IO, 0.158s, 2045	77,889,155	182,462
Ser. 07-C1, Class XC, IO, 0.071s, 2049	34,672,865	229,500

GMAC Commercial Mortgage Securities, Inc. Trust
Ser. 97-C1, Class X, IO, 1.082s, 2029	154,253	3,694
Ser. 05-C1, Class X1, IO, 0.575s, 2043	2,106,532	10,495

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class D, 4.986s, 2042	244,000	245,868
FRB Ser. 05-GG3, Class B, 4.894s, 2042	592,000	606,800

GS Mortgage Securities Trust
Ser. 06-GG6, Class A2, 5.506s, 2038 F	17,777	17,844
Ser. 05-GG4, Class B, 4.841s, 2039	1,535,000	1,545,899
Ser. 13-GC10, Class XA, IO, 1.758s, 2046	3,936,094	414,431

GS Mortgage Securities Trust 144A
FRB Ser. 11-GC3, Class D, 5.544s, 2044	1,181,000	1,211,105
Ser. 06-GG6, Class XC, IO, 0.037s, 2038	1,985,805	1,549

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.101s, 2051 F	71,000	72,238
FRB Ser. 04-CB9, Class B, 5.71s, 2041	226,000	229,345
Ser. 06-LDP8, Class B, 5.52s, 2045	290,000	289,623
Ser. 04-LN2, Class A2, 5.115s, 2041	704,121	712,523
Ser. 04-C3, Class B, 4.961s, 2042	477,000	484,632
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	243,000	251,141
FRB Ser. 13-C10, Class D, 4.16s, 2047	473,000	416,839
Ser. 13-LC11, Class XA, IO, 1.583s, 2046	10,799,154	1,025,704
Ser. 06-LDP8, Class X, IO, 0.543s, 2045	2,124,261	24,816
Ser. 06-CB17, Class X, IO, 0.467s, 2043	12,053,091	146,891
Ser. 07-LDPX, Class X, IO, 0.305s, 2049	10,630,688	97,186

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.201s, 2051	260,000	243,123
FRB Ser. 12-C6, Class E, 5.202s, 2045	172,000	170,024
FRB Ser. 12-C8, Class D, 4.668s, 2045	364,000	359,286
FRB Ser. 12_LC9, Class D, 4.427s, 2047	311,000	300,082
Ser. 05-CB12, Class X1, IO, 0.34s, 2037	2,540,053	9,444

Key Commercial Mortgage Ser. 07-SL1, Class A2, 5.549s, 2040	543,622	540,224

LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	370,741	383,402
Ser. 07-C2, Class XW, IO, 0.54s, 2040	840,722	13,098

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C6, Class XCL, IO, 0.681s, 2039	41,431,832	666,017
Ser. 06-C7, Class XCL, IO, 0.635s, 2038	2,563,198	38,912
Ser. 06-C7, Class XW, IO, 0.635s, 2038	1,360,889	20,907
Ser. 05-C5, Class XCL, IO, 0.46s, 2040	7,811,463	56,727
Ser. 05-C2, Class XCL, IO, 0.315s, 2040	8,562,933	19,772
Ser. 05-C7, Class XCL, IO, 0.206s, 2040	8,696,231	26,402

76 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO,
2.37s, 2028	$11,186	$1

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
5.841s, 2050	177,878	182,464

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.942s, 2039	2,201,992	4,703
Ser. 05-MCP1, Class XC, IO, 0.606s, 2043	2,896,021	15,340

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 5.311s, 2045	621,286	54,176
Ser. 05-C3, Class X, IO, 5.226s, 2044	283,458	19,559

ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	930,000	926,838
Ser. 06-4, Class AJ, 5.239s, 2049	164,000	161,950

Morgan Stanley Bank of America Merrill Lynch Trust FRB
Ser. 13-C11, Class C, 4.419s, 2046	586,000	565,212

Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 13-C11, Class D, 4.419s, 2046	1,500,000	1,328,100

Morgan Stanley Capital I Trust
Ser. 07-IQ14, Class A2, 5.61s, 2049	149,741	151,327
FRB Ser. 07-HQ12, Class A2, 5.577s, 2049	193,644	193,838
FRB Ser. 07-HQ12, Class A2FX, 5.577s, 2049	202,625	206,657
Ser. 07-HQ11, Class C, 5.558s, 2044	312,000	303,420

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E,
5.183s, 2049	297,000	299,195

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	1,305,094	1,305,159

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.959s, 2049	284,000	295,985
Ser. 12-C4, Class XA, IO, 1.874s, 2045	4,591,737	505,683

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C29, IO, 0.376s, 2048	33,522,151	328,852
Ser. 07-C34, IO, 0.307s, 2046	4,101,185	49,624

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.318s, 2042	9,083,684	24,435
Ser. 06-C26, Class XC, IO, 0.047s, 2045	14,351,705	23,967

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.304s, 2046	1,225,000	1,085,903

WF-RBS Commercial Mortgage Trust Ser. 13-C17, Class XA, IO,
1.616s, 2046	9,126,079	832,755

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C6, Class D, 5.563s, 2045	314,000	313,608
FRB Ser. 11-C2, Class D, 5.466s, 2044	762,000	778,688
FRB Ser. 12-C9, Class D, 4.803s, 2045	282,000	265,306
FRB Ser. 13-UBS1, Class D, 4.634s, 2046	915,000	832,989
Ser. 14-C19, Class D, 4.306s, 2047	382,000	324,687

		32,732,899

Dynamic Asset Allocation Growth Fund 77

MORTGAGE-BACKED SECURITIES (2.8%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) (0.6%)
Barclays Capital, LLC Trust
Ser. 13-RR1, Class 9A4, 9.481s, 2036		$140,000	$140,770
FRB Ser. 12-RR10, Class 9A2, 2.654s, 2035		150,000	132,300

Barclays Capital, LLC Trust 144A FRB Ser. 12-RR11, Class 5A3,
zero %, 2037		243,283	149,862

Countrywide Alternative Loan Trust
Ser. 05-28CB, Class 2A7, 5 3/4s, 2035		1,776,812	1,602,684
FRB Ser. 05-51, Class 1A1, 0.477s, 2035		743,376	633,728
FRB Ser. 07-OA10, Class 2A1, 0.404s, 2047		628,439	521,799

Harborview Mortgage Loan Trust FRB Ser. 05-10, Class 2A1A,
0.466s, 2035		308,360	266,145

JPMorgan Resecuritization Trust 144A Ser. 14-1, Class 9A3,
0.444s, 2035		592,000	571,280

Merrill Lynch Alternative Note Asset Trust FRB Ser. 07-OAR2,
Class A1, 0.334s, 2037		1,211,871	1,084,624

Residential Accredit Loans, Inc. FRB Ser. 06-QO7, Class 1A1,
0.929s, 2046		4,017,790	2,601,519

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.201s, 2046		332,637	296,047
FRB Ser. 06-AR3, Class A1B, 1.131s, 2046		611,114	498,363
FRB Ser. 05-AR13, Class A1C3, 0.644s, 2045		561,757	483,953
FRB Ser. 05-AR9, Class A1C3, 0.634s, 2045		496,532	446,879
FRB Ser. 05-AR13, Class A1B3, 0.514s, 2045		581,121	517,197
FRB Ser. 05-AR15, Class A1B3, 0.494s, 2045		803,882	697,408
FRB Ser. 12-RR2, Class 1A2, 0.336s, 2047		650,000	464,750

			11,109,308

Total mortgage-backed securities (cost $48,227,424)			$50,871,432

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.5%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina)		$168,245	$127,950

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		125,000	115,625

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		2,410,000	2,347,340

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		1,598,323	1,214,726

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		490,000	521,213

Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil)	BRL	3,896	1,566,556

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
11 3/4s, 2015 (Argentina)		$300,000	293,250

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		100,000	87,800

Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		200,000	208,750

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		200,000	215,000

Financing of Infrastructural Projects State Enterprise 144A govt.
guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		150,000	130,500

Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		430,000	389,688

78 Dynamic Asset Allocation Growth Fund

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.5%)* cont.	Principal amount/units	Value

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)	$485,000	$434,657

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)	880,000	960,300

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)	82,200	93,626

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)	735,000	727,650

Total foreign government and agency bonds and notes (cost $9,707,729)		$9,434,631

INVESTMENT COMPANIES (0.2%)*	Shares	Value

iShares MSCI Taiwan ETF (Taiwan) S	28,183	$405,272

Market Vectors Vietnam ETF (Vietnam)	16,347	354,566

SPDR S&P 500 ETF Trust	19,993	3,739,491

Total investment companies (cost $4,002,582)		$4,499,329

SENIOR LOANS (0.2%)*[c]	Principal amount	Value

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	$35,948	$36,072

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.488s, 2018	914,912	862,734

Dell, Inc. bank term loan FRN Ser. B, 4 1/2s, 2020	235,000	233,149

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	179,923	179,923

First Data Corp. bank term loan FRN 4.17s, 2018	560,071	561,068

First Data Corp. bank term loan FRN 4.155s, 2021	59,603	59,677

FTS International, Inc. bank term loan FRN Ser. B, 8 1/2s, 2016	143,244	145,264

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	315,857	316,646

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	85,000	85,279

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	171,084	171,370

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.73s, 2017	799,610	575,719

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	49,398	50,530

Total senior loans (cost $3,381,162)		$3,277,431

WARRANTS (0.1%)*†	Expiration	Strike
	date	price	Warrants	Value

AI Tayyar Travel Group 144A (Saudi Arabia)	6/10/15	$0.00	4,133	$125,630

Charter Communications, Inc. Class A	11/30/14	46.86	62	4,821

Ecobank Transnational, Inc. 144A (Nigeria)	9/20/16	0.00	2,865,617	229,181

Guaranty Trust Bank PLC 144A (Nigeria)	9/20/16	0.00	683,224	105,557

Kuwait Foods (Americana) 144A (Kuwait)	2/24/16	0.00	14,169	127,812

National Bank of Kuwait SAK 144A (Kuwait)	12/10/15	0.00	101,718	357,627

Samba Financial Group 144A (Saudi Arabia)	8/3/16	0.00	23,846	272,769

Saudi Basic Industries Corp. 144A
(Saudi Arabia)	3/2/17	0.00	4,543	142,332

Saudi Industrial Investment Group 144A
(Saudi Arabia)	10/28/15	0.00	27,607	253,957

Dynamic Asset Allocation Growth Fund 79

WARRANTS (0.1%)*† cont.	Expiration	Strike
	date	price	Warrants	Value

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$1.70	49,174	$—

Zenith Bank PLC 144A (Nigeria)	9/20/16	0.00	854,890	103,591

Total warrants (cost $1,704,525)				$1,723,277

PREFERRED STOCKS (0.1%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			521	$514,585

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			8,800	240,240

M/I Homes, Inc. $2.438 pfd.			4,607	115,405

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)			454	450,534

Total preferred stocks (cost $1,082,811)				$1,320,764

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

EPR Properties Ser. C, $1.44 cv. pfd.			7,578	$162,927

United Technologies Corp. $3.75 cv. pfd.			2,600	173,082

Total convertible preferred stocks (cost $268,507)				$336,009

CONVERTIBLE BONDS AND NOTES (—%)*		Principal amount		Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R			$125,000	$176,094

Jazz Technologies, Inc. 144A cv. unsec. notes 8s, 2018			144,000	155,520

Total convertible bonds and notes (cost $259,855)				$331,614

PURCHASED OPTIONS	Expiration date/		Contract
OUTSTANDING (—%)*	strike price		amount	Value

iShares MSCI Emerging Markets Index (Put)	May-14/$38.00		$76,741	$28,989

MSCI Qatar Net TR USD (Call)	May-14/1,479.36		2,300	147,537

Total purchased options outstanding (cost $156,263)				$176,526

MUNICIPAL BONDS AND NOTES (—%)*		Principal amount		Value

IL State G.O. Bonds, 4.421s, 1/1/15			$50,000	$51,381

Total municipal bonds and notes (cost $50,000)				$51,381

SHORT-TERM INVESTMENTS (21.0%)*		Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.18% [d]			1,171,243	$1,171,243

Putnam Money Market Liquidity Fund 0.06% L			169,670,116	169,670,116

Putnam Short Term Investment Fund 0.07% L			171,999,916	171,999,916

SSgA Prime Money Market Fund zero % P			200,000	200,000

U.S. Treasury Bills with an effective yield of 0.08%,
January 8, 2015 #			$719,000	718,493

U.S. Treasury Bills with effective yields ranging from 0.09%
to 0.12%, February 5, 2015 # D §			19,373,000	19,355,486

U.S. Treasury Bills with effective yields ranging from 0.09%
to 0.12%, October 16, 2014 # §			2,822,000	2,821,107

U.S. Treasury Bills with effective yields ranging from 0.07%
to 0.10%, August 21, 2014 # §			15,483,000	15,479,480

Total short-term investments (cost $381,411,223)				$381,415,841

TOTAL INVESTMENTS

Total investments (cost $1,680,368,811)				$1,912,512,827

80 Dynamic Asset Allocation Growth Fund

Key to holding’s currency abbreviations

BRL Brazilian Real

CAD Canadian Dollar

EUR Euro

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

BKNT Bank Note

bp Basis Points

ETF Exchange Traded Fund

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

GDR Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

GMTN Global Medium Term Notes

G.O. Bonds General Obligation Bonds

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO Interest Only

MTN Medium Term Notes

OAO Open Joint Stock Company

OJSC Open Joint Stock Company

PJSC Public Joint Stock Company

PO Principal Only

SPDR S&P Depository Receipts

TBA To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through March 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,817,435,470.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $307,820, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

Dynamic Asset Allocation Growth Fund 81

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

UR At the reporting period end, 1,800 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights and, until 2014, are not eligible for receipt of dividends.

At the close of the reporting period, the fund maintained liquid assets totaling $216,826,404 to cover certain derivatives contracts, delayed delivery securities and the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $309,280,393) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	4/16/14	$283,419	$212,372	$71,047

	Canadian Dollar	Sell	4/16/14	4,293,665	4,385,131	91,466

	Chilean Peso	Buy	4/16/14	18,658	20,568	(1,910)

	Colombian Peso	Buy	4/16/14	1,858,559	1,832,964	25,595

	Singapore Dollar	Sell	5/21/14	532,329	525,083	(7,246)

	Swiss Franc	Sell	6/18/14	1,762,643	1,754,882	(7,761)

Barclays Bank PLC
	Australian Dollar	Buy	4/16/14	1,886,648	1,815,496	71,152

	Australian Dollar	Sell	4/16/14	1,886,648	1,766,572	(120,076)

	British Pound	Sell	6/18/14	10,699,922	10,703,981	4,059

	Canadian Dollar	Sell	4/16/14	36,622	104,776	68,154

	Euro	Sell	6/18/14	12,579,229	12,591,793	12,564

	Hong Kong Dollar	Sell	5/21/14	1,856,070	1,854,082	(1,988)

	Japanese Yen	Sell	5/21/14	3,253,845	3,319,377	65,532

	Mexican Peso	Buy	4/16/14	1,066,374	1,055,301	11,073

	Mexican Peso	Buy	7/17/14	1,651,745	1,647,755	3,990

	New Zealand Dollar	Buy	4/16/14	3,671,456	3,634,368	37,088

82 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $309,280,393) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.
	Norwegian Krone	Sell	6/18/14	$1,817,540	$1,861,127	$43,587

	Singapore Dollar	Sell	5/21/14	1,642,542	1,620,229	(22,313)

	South African Rand	Sell	4/16/14	1,104,455	1,066,853	(37,602)

	Swedish Krona	Buy	6/18/14	112,652	148,842	(36,190)

	Swiss Franc	Sell	6/18/14	5,605,076	5,577,993	(27,083)

Citibank, N.A.
	Australian Dollar	Buy	4/16/14	1,881,089	1,807,071	74,018

	Australian Dollar	Sell	4/16/14	1,852,738	1,822,827	(29,911)

	Brazilian Real	Buy	4/2/14	1,135,654	1,053,478	82,176

	Brazilian Real	Sell	4/2/14	1,135,654	1,061,941	(73,713)

	Canadian Dollar	Buy	4/16/14	1,841,150	1,820,909	20,241

	Canadian Dollar	Sell	4/16/14	1,841,150	1,833,205	(7,945)

	Chilean Peso	Sell	4/16/14	1,031,555	1,002,044	(29,511)

	Danish Krone	Sell	6/18/14	1,899,147	1,892,296	(6,851)

	Euro	Buy	6/18/14	1,774,481	1,772,975	1,506

	Euro	Sell	6/18/14	1,774,481	1,769,698	(4,783)

	Japanese Yen	Sell	5/21/14	1,835,645	1,835,341	(304)

	New Zealand Dollar	Buy	4/16/14	3,669,982	3,639,219	30,763

	Norwegian Krone	Sell	6/18/14	1,649,199	1,654,968	5,769

	Swiss Franc	Sell	6/18/14	3,475,824	3,461,066	(14,758)

Credit Suisse International
	Australian Dollar	Buy	4/16/14	1,850,700	1,769,895	80,805

	Australian Dollar	Sell	4/16/14	1,850,700	1,743,218	(107,482)

	British Pound	Sell	6/18/14	7,090,295	7,102,643	12,348

	Canadian Dollar	Sell	4/16/14	3,366,172	3,405,069	38,897

	Euro	Buy	6/18/14	3,789,747	3,787,763	1,984

	Indian Rupee	Buy	5/21/14	1,048,573	960,650	87,923

	Japanese Yen	Sell	5/21/14	7,532,539	7,635,125	102,586

	Mexican Peso	Buy	4/16/14	917,135	907,111	10,024

	Mexican Peso	Sell	4/16/14	917,135	889,852	(27,283)

	New Zealand Dollar	Buy	4/16/14	1,319,606	1,299,592	20,014

	Norwegian Krone	Sell	6/18/14	459,185	440,606	(18,579)

	Singapore Dollar	Sell	5/21/14	1,274,856	1,257,571	(17,285)

	South African Rand	Buy	4/16/14	1,116,691	1,074,810	41,881

	South African Rand	Sell	4/16/14	1,116,691	1,034,645	(82,046)

	South Korean Won	Sell	5/21/14	34,607	35,886	1,279

	Swedish Krona	Buy	6/18/14	1,796,459	1,850,933	(54,474)

	Swiss Franc	Sell	6/18/14	6,700,262	6,670,836	(29,426)

Deutsche Bank AG
	Australian Dollar	Buy	4/16/14	2,044,896	2,008,413	36,483

	British Pound	Sell	6/18/14	1,831,307	1,844,309	13,002

	Canadian Dollar	Sell	4/16/14	1,623,044	1,694,413	71,369

	Euro	Sell	6/18/14	10,520,158	10,497,211	(22,947)

Dynamic Asset Allocation Growth Fund 83

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $309,280,393) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.
	Japanese Yen	Sell	5/21/14	$223,453	$226,480	$3,027

	New Zealand Dollar	Buy	4/16/14	1,847,691	1,817,914	29,777

	Norwegian Krone	Sell	6/18/14	1,648,217	1,645,636	(2,581)

	Swedish Krona	Buy	6/18/14	1,830,702	1,848,887	(18,185)

	Swiss Franc	Sell	6/18/14	2,669,941	2,655,560	(14,381)

Goldman Sachs International
	Australian Dollar	Buy	4/16/14	37,801	3,453	34,348

	British Pound	Sell	6/18/14	3,654,116	3,650,658	(3,458)

	Canadian Dollar	Sell	4/16/14	1,691,496	1,749,754	58,258

	Euro	Buy	6/18/14	3,664,396	3,672,614	(8,218)

	Japanese Yen	Sell	5/21/14	9,179,637	9,289,409	109,772

HSBC Bank USA, National Association
	Australian Dollar	Buy	4/16/14	1,708,203	1,631,145	77,058

	Australian Dollar	Sell	4/16/14	1,708,203	1,627,540	(80,663)

	British Pound	Sell	6/18/14	1,830,974	1,824,729	(6,245)

	Canadian Dollar	Sell	4/16/14	811,296	854,017	42,721

	Japanese Yen	Sell	5/21/14	7,403,839	7,505,668	101,829

	Swedish Krona	Buy	6/18/14	1,800,347	1,806,239	(5,892)

JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	4/16/14	1,810,952	1,742,360	(68,592)

	British Pound	Sell	6/18/14	2,526,108	2,529,315	3,207

	Canadian Dollar	Sell	4/16/14	1,785,177	1,798,117	12,940

	Euro	Sell	6/18/14	7,249,173	7,212,292	(36,881)

	Hungarian Forint	Sell	6/18/14	1,081,841	1,066,610	(15,231)

	Indian Rupee	Buy	5/21/14	1,114,337	1,067,396	46,941

	Mexican Peso	Buy	4/16/14	701,673	697,402	4,271

	New Taiwan Dollar	Sell	5/21/14	1,077,712	1,080,793	3,081

	New Zealand Dollar	Buy	4/16/14	1,884,791	1,817,390	67,401

	Norwegian Krone	Sell	6/18/14	317,784	322,617	4,833

	Singapore Dollar	Sell	5/21/14	90,391	89,170	(1,221)

	Swedish Krona	Buy	6/18/14	288,235	304,896	(16,661)

	Swiss Franc	Sell	6/18/14	1,799,655	1,791,812	(7,843)

	Thai Baht	Sell	5/21/14	1,800,734	1,796,897	(3,837)

Royal Bank of Scotland PLC (The)
	Canadian Dollar	Buy	4/16/14	5,253,892	5,245,999	7,893

	Canadian Dollar	Sell	4/16/14	5,253,892	5,318,581	64,689

	Japanese Yen	Sell	5/21/14	3,418,261	3,464,797	46,536

	Mexican Peso	Buy	4/16/14	1,663,499	1,647,505	15,994

	Mexican Peso	Sell	4/16/14	1,663,499	1,659,173	(4,326)

State Street Bank and Trust Co.
	Australian Dollar	Sell	4/16/14	1,972,535	1,890,125	(82,410)

	Brazilian Real	Buy	4/2/14	1,135,654	1,049,452	86,202

	Brazilian Real	Sell	4/2/14	1,135,654	1,062,204	(73,450)

84 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $309,280,393) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	British Pound	Buy	6/18/14	$3,611,795	$3,595,526	$16,269

	British Pound	Sell	6/18/14	3,611,795	3,614,473	2,678

	Canadian Dollar	Sell	4/16/14	3,626,869	3,660,054	33,185

	Euro	Buy	6/18/14	4,895,733	4,894,974	759

	Japanese Yen	Sell	5/21/14	1,688,204	1,706,820	18,616

	Mexican Peso	Buy	4/16/14	1,305,226	1,291,404	13,822

	New Taiwan Dollar	Sell	5/21/14	1,077,712	1,080,330	2,618

	New Zealand Dollar	Buy	4/16/14	3,729,275	3,664,255	65,020

	Norwegian Krone	Sell	6/18/14	263,552	264,442	890

	Singapore Dollar	Sell	5/21/14	1,489,982	1,469,984	(19,998)

	Swedish Krona	Buy	6/18/14	212,372	236,364	(23,992)

	Swiss Franc	Sell	6/18/14	1,856,927	1,848,918	(8,009)

UBS AG
	Australian Dollar	Sell	4/16/14	3,141,974	2,960,000	(181,974)

	British Pound	Sell	6/18/14	9,349,645	9,373,893	24,248

	Canadian Dollar	Sell	4/16/14	3,764,225	3,883,211	118,986

	Euro	Sell	6/18/14	11,514,016	11,505,074	(8,942)

	Japanese Yen	Sell	5/21/14	1,688,204	1,707,081	18,877

	Mexican Peso	Buy	4/16/14	917,127	904,799	12,328

	Mexican Peso	Sell	4/16/14	917,127	890,069	(27,058)

	Norwegian Krone	Sell	6/18/14	1,648,217	1,645,494	(2,723)

	Singapore Dollar	Sell	5/21/14	50,323	49,647	(676)

	South African Rand	Buy	4/16/14	1,116,701	1,074,774	41,927

	South African Rand	Sell	4/16/14	1,116,701	1,041,290	(75,411)

	Swedish Krona	Buy	6/18/14	1,800,347	1,806,374	(6,027)

	Swiss Franc	Sell	6/18/14	2,643,908	2,631,591	(12,317)

WestPac Banking Corp.
	Australian Dollar	Buy	4/16/14	1,897,210	1,811,743	85,467

	British Pound	Sell	6/18/14	1,859,965	1,861,415	1,450

	Canadian Dollar	Sell	4/16/14	1,613,187	1,671,986	58,799

	Euro	Buy	6/18/14	3,076,070	3,088,424	(12,354)

	Japanese Yen	Sell	5/21/14	5,667,694	5,744,244	76,550

Total						$1,032,619

FUTURES CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	762	$32,542,838	Jun-14	$(1,697,999)

FTSE 100 Index (Short)	146	15,927,136	Jun-14	(200,626)

MSCI EAFE Index Mini (Long)	223	21,129,250	Jun-14	524,719

OMXS 30 Index (Short)	73	1,524,334	Apr-14	(50,191)

Russell 2000 Index Mini (Long)	390	45,649,500	Jun-14	(70,918)

Russell 2000 Index Mini (Short)	46	5,384,300	Jun-14	77,878

Dynamic Asset Allocation Growth Fund 85

FUTURES CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

S&P 500 Index (Long)	33	$15,382,950	Jun-14	$39,701

S&P 500 Index E-Mini (Long)	3,034	282,859,820	Jun-14	585,562

S&P 500 Index E-Mini (Short)	195	18,179,850	Jun-14	(93,404)

S&P Mid Cap 400 Index E-Mini (Long)	488	67,095,120	Jun-14	184,451

S&P Mid Cap 400 Index E-Mini (Short)	199	27,360,510	Jun-14	(315,851)

SGX MSCI Singapore Index (Short)	12	681,898	Apr-14	(19,327)

SPI 200 Index (Long)	290	36,260,657	Jun-14	267,482

SPI 200 Index (Short)	16	2,000,588	Jun-14	(14,163)

Tokyo Price Index (Short)	44	5,128,324	Jun-14	85,920

U.S. Treasury Bond 30 yr (Long)	43	5,728,406	Jun-14	80,543

U.S. Treasury Bond Ultra 30 yr (Long)	26	3,756,188	Jun-14	96,638

U.S. Treasury Note 10 yr (Long)	75	9,262,500	Jun-14	(36,268)

U.S. Treasury Note 10 yr (Short)	68	8,398,000	Jun-14	71,261

U.S. Treasury Note 5 yr (Long)	199	23,671,672	Jun-14	(122,222)

U.S. Treasury Note 5 yr (Short)	392	46,629,625	Jun-14	224,841

U.S. Treasury Note 2 yr (Long)	75	16,467,188	Jun-14	(19,330)

U.S. Treasury Note 2 yr (Short)	162	35,569,125	Jun-14	40,192

Total				$(361,111)

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/14 (premiums $553,651) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/$6.00	$3,109,000	$534,198

Total			$534,198

WRITTEN OPTIONS OUTSTANDING at 3/31/14 (premiums $62,321) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

iShares MSCI Emerging Markets Index (Put)	May-14/$35.00	$76,741	$9,093

MSCI Qatar Net TR USD (Call)	May-14/1,586.95	2,300	25,965

Total			$35,058

TBA SALE COMMITMENTS OUTSTANDING at 3/31/14 (proceeds receivable $31,110,547) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s, April 1, 2044	$1,000,000	4/10/14	$1,066,875

Federal National Mortgage Association, 4s, April 1, 2044	27,000,000	4/10/14	28,065,234

Federal National Mortgage Association, 3s, April 1, 2044	2,000,000	4/10/14	1,930,781

Total			$31,062,890

86 Dynamic Asset Allocation Growth Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$93,551,000 E	$164,228	6/18/16	3 month USD-	0.75%	$64,004
			LIBOR-BBA

45,410,000 E	289,704	6/18/19	3 month USD-	2.00%	219,788
			LIBOR-BBA

25,545,000 E	222,011	6/18/24	3 month USD-	3.00%	88,746
			LIBOR-BBA

2,721,000 E	10,528	6/18/44	3 month USD-	3.75%	(215)
			LIBOR-BBA

Total	$686,471				$372,323

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$84,593	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(35)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,244,309	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,730)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,346	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(18)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

30,098	—	1/12/41	5.00% (1 month	Synthetic MBX Index	11
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

71,228	—	1/12/40	5.00% (1 month	Synthetic MBX Index	37
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

561,304	—	1/12/40	4.50% (1 month	Synthetic MBX Index	667
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,376,494	—	1/12/41	5.00% (1 month	Synthetic MBX Index	491
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

687,541	—	1/12/41	5.00% (1 month	Synthetic MBX Index	245
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

119,688	—	1/12/40	5.00% (1 month	Synthetic MBX Index	61
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

388,662	—	1/12/40	5.00% (1 month	Synthetic MBX Index	199
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

281,658	—	1/12/40	5.00% (1 month	Synthetic MBX Index	144
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Growth Fund 87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$498,546	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(1,506)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	83,855	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(244)
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	75,979	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(190)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	37,939	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(95)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	37,939	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(95)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	76,286	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(190)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	197,976	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(494)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	76,286	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(190)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	65,838	—	1/12/41	5.00% (1 month	Synthetic MBX Index	23
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	54,776	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(165)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	152,163	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(380)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	436,415	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	358
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

Citibank, N.A.
	763,256	—	1/12/41	5.00% (1 month	Synthetic MBX Index	272
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	642	—	12/19/14	(3 month USD-	A basket	511,082
				LIBOR-BBA plus	(CGPUTQL2) of
				0.15%)	common stocks

units	14,034	—	12/19/14	3 month USD-	Russell 1000 Total	(387,481)
				LIBOR-BBA minus	Return Index
				0.10%

Credit Suisse International
	2,914,264	—	1/12/41	4.50% (1 month	Synthetic MBX Index	1,640
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

88 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$176,085	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(188)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

28,803	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(118)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

209,441	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(86)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

209,441	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(86)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,138,128	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,879)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

291,339	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(134)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,068,013	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(938)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

42,750	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(129)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

51,340	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(155)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

969,097	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,927)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
269,521	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(124)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Total	$—				$113,653

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$1,367	$20,000	5/11/63	300 bp	$1,101
BBB– Index

CMBX NA	BBB–/P	2,591	43,000	5/11/63	300 bp	2,019
BBB– Index

CMBX NA	BBB–/P	5,309	86,000	5/11/63	300 bp	4,164
BBB– Index

Dynamic Asset Allocation Growth Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A. cont.
CMBX NA	BBB–/P	$5,073	$89,000	5/11/63	300 bp	$3,888
BBB– Index

Barclays Bank PLC
CMBX NA	BBB–/P	8,980	81,000	5/11/63	300 bp	7,901
BBB– Index

Credit Suisse International
CMBX NA	BBB–/P	132	17,000	5/11/63	300 bp	(95)
BBB– Index

CMBX NA	BBB–/P	4,776	60,000	5/11/63	300 bp	3,977
BBB– Index

CMBX NA	BBB–/P	813	70,000	5/11/63	300 bp	(119)
BBB– Index

CMBX NA	BBB–/P	8,474	75,000	5/11/63	300 bp	7,474
BBB– Index

CMBX NA	BBB–/P	5,962	77,000	5/11/63	300 bp	4,936
BBB– Index

CMBX NA	BBB–/P	5,065	77,000	5/11/63	300 bp	4,040
BBB– Index

CMBX NA	BBB–/P	6,224	78,000	5/11/63	300 bp	5,185
BBB– Index

CMBX NA	BBB–/P	2,373	78,000	5/11/63	300 bp	1,335
BBB– Index

CMBX NA	BBB–/P	1,198	78,000	5/11/63	300 bp	160
BBB– Index

CMBX NA	BBB–/P	1,374	78,000	5/11/63	300 bp	336
BBB– Index

CMBX NA	BBB–/P	6,338	87,000	5/11/63	300 bp	5,179
BBB– Index

CMBX NA	BBB–/P	9,656	126,000	5/11/63	300 bp	7,978
BBB– Index

CMBX NA	BBB–/P	6,320	154,000	5/11/63	300 bp	4,269
BBB– Index

CMBX NA BB Index	—	(559)	107,000	5/11/63	(500 bp)	1,284

CMBX NA BB Index	—	(1,380)	79,000	5/11/63	(500 bp)	(19)

CMBX NA BB Index	—	(328)	36,000	5/11/63	(500 bp)	292

CMBX NA BB Index	—	(1,513)	78,000	5/11/63	(500 bp)	(169)

CMBX NA	BBB–/P	7,753	80,000	5/11/63	300 bp	6,687
BBB– Index

CMBX NA	BBB–/P	4,020	84,000	5/11/63	300 bp	2,902
BBB– Index

CMBX NA	BBB–/P	2,427	102,000	5/11/63	300 bp	1,069
BBB– Index

CMBX NA	BBB–/P	4,579	106,000	5/11/63	300 bp	3,168
BBB– Index

CMBX NA	BBB–/P	13,000	122,000	5/11/63	300 bp	11,374
BBB– Index

90 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA	—	$(4,972)	$88,000	1/17/47	(300 bp)	$(1,784)
BBB– Index

CMBX NA	—	(5,355)	88,000	1/17/47	(300 bp)	(2,168)
BBB– Index

CMBX NA	—	(4,083)	87,000	1/17/47	(300 bp)	(932)
BBB– Index

CMBX NA	—	(5,096)	87,000	1/17/47	(300 bp)	(1,946)
BBB– Index

JPMorgan Chase Bank N.A.
EM Series 19 Index	BB+/P	(66,400)	800,000	6/20/18	500 bp	(6,987)

Total		$24,118				$76,499

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2014. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

		Upfront			Payments
		premium		Termi-	received
		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	appreciation

NA IG Series 22	BBB+/P	$(85,769)	$5,980,000	6/20/19	100 bp	$7,055
Index

NA IG Series 22	BBB+/P	(70,853)	4,940,000	6/20/19	100 bp	5,828
Index

NA IG Series 22	BBB+/P	(48,123)	3,400,000	6/20/19	100 bp	4,654
Index

NA HY Series 22	B+/P	(2,139,303)	30,120,000	6/20/19	500 bp	118,177
Index

NA HY Series	B+/P	(3,031,564)	42,909,000	6/20/19	500 bp	184,447
22 Index

NA HY Series	B+/P	(446,993)	6,206,000	6/20/19	500 bp	18,144
22 Index

Total		$(5,822,605)				$338,305

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2014. Securities rated by Putnam are indicated by “/P.”

Dynamic Asset Allocation Growth Fund 91

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$66,936,823	$5,980,724	$51,140

Capital goods	60,746,561	8,100,565	—

Communication services	40,288,910	2,280,836	—

Conglomerates	18,775,169	817,191	—

Consumer cyclicals	132,569,841	17,871,086	—

Consumer staples	76,239,549	5,760,718	124,255

Energy	87,403,284	3,418,941	2,494

Financials	177,627,659	30,277,507	188,206

Health care	130,164,585	2,408,824	—

Technology	159,993,378	17,833,319	—

Transportation	22,211,925	3,984,464	—

Utilities and power	30,682,647	3,825,215	—

Total common stocks	1,003,640,331	102,559,390	366,095

Convertible bonds and notes	—	331,614	—

Convertible preferred stocks	173,082	162,927	—

Corporate bonds and notes	—	252,994,897	5

Foreign government and agency bonds and notes	—	9,434,631	—

Investment companies	4,499,329	—	—

Mortgage-backed securities	—	50,871,432	—

Municipal bonds and notes	—	51,381	—

Preferred stocks	240,240	1,080,524	—

Purchased options outstanding	—	176,526	—

Senior loans	—	3,277,431	—

U.S. government and agency mortgage obligations	—	99,390,798	—

U.S. treasury obligations	—	123,076	—

Warrants	—	1,723,277	—

Short-term investments	341,870,032	39,545,809	—

Totals by level	$1,350,423,014	$561,723,713	$366,100

92 Dynamic Asset Allocation Growth Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,032,619	$—

Futures contracts	(361,111)	—	—

Written options outstanding	—	(35,058)	—

Written swap options outstanding	—	(534,198)	—

TBA sale commitments	—	(31,062,890)	—

Interest rate swap contracts	—	(314,148)	—

Total return swap contracts	—	113,653	—

Credit default contracts	—	6,213,291	—

Totals by level	$(361,111)	$(24,586,731)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 93

Statement of assets and liabilities 3/31/14 (Unaudited)

ASSETS

Investment in securities, at value, including $1,074,596 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,337,527,536)	$1,569,671,552
Affiliated issuers (identified cost $342,841,275) (Notes 1 and 5)	342,841,275

Cash	1,403,045

Foreign currency (cost $620,526) (Note 1)	619,274

Dividends, interest and other receivables	7,231,413

Receivable for shares of the fund sold	2,877,019

Receivable for investments sold	20,176,920

Receivable for sales of delayed delivery securities (Note 1)	31,140,172

Receivable for variation margin (Note 1)	4,681,599

Unrealized appreciation on forward currency contracts (Note 1)	2,651,642

Unrealized appreciation on OTC swap contracts (Note 1)	605,948

Premium paid on OTC swap contracts (Note 1)	89,686

Prepaid assets	52,561

Total assets	1,984,042,106

LIABILITIES

Payable for investments purchased	5,098,061

Payable for purchases of delayed delivery securities (Note 1)	104,923,613

Payable for shares of the fund repurchased	17,444,942

Payable for compensation of Manager (Note 2)	915,472

Payable for custodian fees (Note 2)	51,871

Payable for investor servicing fees (Note 2)	410,492

Payable for Trustee compensation and expenses (Note 2)	388,153

Payable for administrative services (Note 2)	2,885

Payable for distribution fees (Note 2)	1,078,649

Payable for variation margin (Note 1)	670,244

Unrealized depreciation on OTC swap contracts (Note 1)	415,796

Premium received on OTC swap contracts (Note 1)	113,804

Unrealized depreciation on forward currency contracts (Note 1)	1,619,023

Written options outstanding, at value (premiums $615,972) (Notes 1 and 3)	569,256

TBA sale commitments, at value (proceeds receivable $31,110,547) (Note 1)	31,062,890

Collateral on securities loaned, at value (Note 1)	1,171,243

Collateral on certain derivative contracts, at value (Note 1)	323,076

Other accrued expenses	347,166

Total liabilities	166,606,636

Net assets	$1,817,435,470

(Continued on next page)

94 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,481,539,344

Distributions in excess of net investment income (Note 1)	(2,696,495)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	104,822,635

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	233,769,986

Total — Representing net assets applicable to capital shares outstanding	$1,817,435,470

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,327,765,719 divided by 77,832,054 shares)	$17.06

Offering price per class A share (100/94.25 of $17.06)*	$18.10

Net asset value and offering price per class B share ($118,569,139 divided by 7,071,076 shares)**	$16.77

Net asset value and offering price per class C share ($161,275,033 divided by 9,848,259 shares)**	$16.38

Net asset value and redemption price per class M share ($29,916,939 divided by 1,785,094 shares)	$16.76

Offering price per class M share (100/96.50 of $16.76)*	$17.37

Net asset value, offering price and redemption price per class R share
($18,184,404 divided by 1,083,403 shares)	$16.78

Net asset value, offering price and redemption price per class R5 share
($6,571,639 divided by 382,235 shares)	$17.19

Net asset value, offering price and redemption price per class R6 share
($28,508,709 divided by 1,655,668 shares)	$17.22

Net asset value, offering price and redemption price per class Y share
($126,643,888 divided by 7,366,237 shares)	$17.19

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 95

Statement of operations Six months ended 3/31/14 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $244,312)	$11,835,219

Interest (including interest income of $129,004 from investments in affiliated issuers) (Note 5)	8,044,654

Securities lending (Note 1)	28,219

Total investment income	19,908,092

EXPENSES

Compensation of Manager (Note 2)	5,237,788

Investor servicing fees (Note 2)	1,297,512

Custodian fees (Note 2)	120,136

Trustee compensation and expenses (Note 2)	62,105

Distribution fees (Note 2)	3,113,505

Administrative services (Note 2)	27,143

Other	493,052

Total expenses	10,351,241

Expense reduction (Note 2)	(23,811)

Net expenses	10,327,430

Net investment income	9,580,662

Net realized gain on investments (Notes 1 and 3)	103,406,729

Net increase from payments by affiliates (Note 2)	3,854

Net realized gain on swap contracts (Note 1)	5,466,898

Net realized gain on futures contracts (Note 1)	36,591,331

Net realized loss on foreign currency transactions (Note 1)	(6,051,424)

Net realized gain on written options (Notes 1 and 3)	28,991

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	4,846,995

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	26,599,729

Net gain on investments	170,893,103

Net increase in net assets resulting from operations	$180,473,765

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/14*	Year ended 9/30/13

Operations:
Net investment income	$9,580,662	$20,793,797

Net realized gain on investments
and foreign currency transactions	139,446,379	160,351,696

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	31,446,724	73,810,446

Net increase in net assets resulting from operations	180,473,765	254,955,939

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(17,944,564)	(12,967,800)

Class B	(796,761)	(455,577)

Class C	(1,222,615)	(607,711)

Class M	(277,819)	(166,083)

Class R	(195,116)	(147,157)

Class R5	(100,484)	(134)

Class R6	(451,660)	(139)

Class Y	(2,123,577)	(2,452,867)

Decrease from capital share transactions (Note 4)	(11,566,272)	(143,626,162)

Total increase in net assets	145,794,897	94,532,309

NET ASSETS

Beginning of period	1,671,640,573	1,577,108,264

End of period (including distributions in excess of net
investment income of $2,696,495 and undistributed net
investment income of $10,835,439, respectively)	$1,817,435,470	$1,671,640,573

* Unaudited

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 97

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [d]

Class A
March 31, 2014**	$15.60	.10 [k]	1.59	1.69	(.23)	(.23)	—	—	$17.06	10.91*	$1,327,766	.54*	.59*[k]	56*
September 30, 2013	13.47	.20	2.09	2.29	(.16)	(.16)	—	—	15.60	17.17	1,215,701	1.09	1.38	111
September 30, 2012	10.79	.19	2.53	2.72	(.04)	(.04)	—	—	13.47	25.24	1,111,789	1.13	1.51	120
September 30, 2011	11.72	.19	(.67)	(.48)	(.45)	(.45)	—	— [e,f]	10.79	(4.52)	1,004,060	1.14	1.53	98
September 30, 2010	11.03	.20	.98	1.18	(.49)	(.49)	— [e]	— [e,g]	11.72	10.98	1,160,684	1.20	1.79	116
September 30, 2009	11.30	.19	(.07)	.12	(.39)	(.39)	— [e]	— [e,h]	11.03	2.31	1,127,303	1.22 [i,j]	2.09 [i]	130

Class B
March 31, 2014**	$15.28	.03 [k]	1.57	1.60	(.11)	(.11)	—	—	$16.77	10.48*	$118,569	.91*	.21*k	56*
September 30, 2013	13.19	.09	2.05	2.14	(.05)	(.05)	—	—	15.28	16.28	118,464	1.84	.63	111
September 30, 2012	10.60	.09	2.50	2.59	—	—	—	—	13.19	24.43	126,620	1.88	.76	120
September 30, 2011	11.52	.09	(.66)	(.57)	(.35)	(.35)	—	— [e,f]	10.60	(5.27)	130,730	1.89	.77	98
September 30, 2010	10.85	.11	.97	1.08	(.41)	(.41)	— [e]	— [e,g]	11.52	10.18	175,341	1.95	1.03	116
September 30, 2009	11.05	.12	(.04)	.08	(.28)	(.28)	— [e]	— [e,h]	10.85	1.64	201,795	1.97 [i,j]	1.34 [i]	130

Class C
March 31, 2014**	$14.94	.03 [k]	1.54	1.57	(.13)	(.13)	—	—	$16.38	10.52*	$161,275	.91*	.22*[k]	56*
September 30, 2013	12.91	.09	2.00	2.09	(.06)	(.06)	—	—	14.94	16.28	144,081	1.84	.62	111
September 30, 2012	10.38	.09	2.44	2.53	—	—	—	—	12.91	24.37	127,912	1.88	.77	120
September 30, 2011	11.29	.09	(.64)	(.55)	(.36)	(.36)	—	— [e,f]	10.38	(5.22)	115,474	1.89	.78	98
September 30, 2010	10.66	.11	.93	1.04	(.41)	(.41)	— [e]	— [e,g]	11.29	10.05	134,498	1.95	1.04	116
September 30, 2009	10.87	.12	(.04)	.08	(.29)	(.29)	— [e]	— [e,h]	10.66	1.63	134,572	1.97 [i,j]	1.34 [i]	130

Class M
March 31, 2014**	$15.30	.06 [k]	1.56	1.62	(.16)	(.16)	—	—	$16.76	10.61*	$29,917	.78*	.34*[k]	56*
September 30, 2013	13.21	.12	2.06	2.18	(.09)	(.09)	—	—	15.30	16.59	27,200	1.59	.88	111
September 30, 2012	10.59	.12	2.50	2.62	—	—	—	—	13.21	24.74	25,303	1.63	1.01	120
September 30, 2011	11.52	.13	(.67)	(.54)	(.39)	(.39)	—	— e,f	10.59	(5.07)	23,402	1.64	1.03	98
September 30, 2010	10.86	.14	.96	1.10	(.44)	(.44)	— [e]	— e,g	11.52	10.41	29,272	1.70	1.28	116
September 30, 2009	11.09	.14	(.05)	.09	(.32)	(.32)	— [e]	— [e,h]	10.86	1.84	29,912	1.72 [i,j]	1.58 [i]	130

Class R
March 31, 2014**	$15.33	.08 [k]	1.56	1.64	(.19)	(.19)	—	—	$16.78	10.76*	$18,184	.66*	.47*[k]	56*
September 30, 2013	13.24	.16	2.06	2.22	(.13)	(.13)	—	—	15.33	16.89	16,026	1.34	1.13	111
September 30, 2012	10.60	.15	2.50	2.65	(.01)	(.01)	—	—	13.24	25.00	15,265	1.38	1.26	120
September 30, 2011	11.53	.16	(.66)	(.50)	(.43)	(.43)	—	— [e,f]	10.60	(4.79)	13,215	1.39	1.29	98
September 30, 2010	10.88	.17	.95	1.12	(.47)	(.47)	— [e]	— [e,g]	11.53	10.60	13,669	1.45	1.54	116
September 30, 2009	11.16	.17	(.08)	.09	(.37)	(.37)	— [e]	— [e,h]	10.88	1.97	10,844	1.47 [i,j]	1.85 [i]	130

Class R5
March 31, 2014**	$15.76	.13 [k]	1.60	1.73	(.30)	(.30)	—	—	$17.19	11.04*	$6,572	.41*	.80*[k]	56*
September 30, 2013	13.58	.23	2.12	2.35	(.17)	(.17)	—	—	15.76	17.50	64.82		1.52	111
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	13.58	6.26*	11	.21*	.43*	120

Class R6
March 31, 2014**	$15.77	.13 [k]	1.61	1.74	(.29)	(.29)	—	—	$17.22	11.12*	$28,509	.36*	.78*[k]	56*
September 30, 2013	13.58	.25	2.12	2.37	(.18)	(.18)	—	—	15.77	17.62	24,534.72		1.62	111
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	13.58	6.26*	11	.18*	.45*	120

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 99

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [d]

Class Y
March 31, 2014**	$15.73	.12 [k]	1.60	1.72	(.26)	(.26)	—	—	$17.19	11.03*	$126,644	.41*	.72*[k]	56*
September 30, 2013	13.58	.24	2.10	2.34	(.19)	(.19)	—	—	15.73	17.47	125,570.84		1.65	111
September 30, 2012	10.88	.22	2.55	2.77	(.07)	(.07)	—	—	13.58	25.58	170,199.88		1.76	120
September 30, 2011	11.82	.22	(.68)	(.46)	(.48)	(.48)	—	— [e,f]	10.88	(4.33)	147,682.89		1.79	98
September 30, 2010	11.12	.23	.98	1.21	(.51)	(.51)	— [e]	— [e,g]	11.82	11.24	164,457.95		2.02	116
September 30, 2009	11.42	.22	(.09)	.13	(.43)	(.43)	— [e]	— [e,h]	11.12	2.43	240,911	.97 [i,j]	2.41 [i]	130

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover excludes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.07% of average net assets as of September 30, 2009.

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2009.

k Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	<$0.01	0.03%

Class B	<0.01	0.03

Class C	<0.01	0.03

Class M	<0.01	0.03

Class R	<0.01	0.03

Class R5	<0.01	0.05

Class R6	<0.01	0.03

Class Y	<0.01	0.03

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 101

Notes to financial statements 3/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through March 31, 2014.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1

102 Dynamic Asset Allocation Growth Fund

securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Dynamic Asset Allocation Growth Fund 103

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned, to enhance the returns on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

104 Dynamic Asset Allocation Growth Fund

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market

Dynamic Asset Allocation Growth Fund 105

for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $162,682 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence,

106 Dynamic Asset Allocation Growth Fund

the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $561,367 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $594,465.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,171,243 and the value of securities loaned amounted to $1,133,383. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit.

Dynamic Asset Allocation Growth Fund 107

A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2013, the fund had a capital loss carryover of $28,175,520 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$28,175,520	N/A	$28,175,520	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,684,484,822, resulting in gross unrealized appreciation and depreciation of $250,182,971 and $22,154,966, respectively, or net unrealized appreciation of $228,028,005.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

108 Dynamic Asset Allocation Growth Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,

0.700%	of the next $5 billion,	0.530%	of the next $50 billion,

0.650%	of the next $10 billion,	0.520%	of the next $100 billion and

0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $3,854 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s

Dynamic Asset Allocation Growth Fund 109

average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$951,189	Class R5	2,754

Class B	89,120	Class R6	6,576

Class C	113,668	Class Y	100,133

Class M	21,324	Total	$1,297,512

Class R	12,748

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,569 under the expense offset arrangements and by $22,242 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,144, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,599,187	Class M	107,594

Class B	599,075	Class R	42,861

Class C	764,788	Total	$3,113,505

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $156,088 and $1,995 from the sale of class A and class M shares, respectively, and received $17,922 and $1,080 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $104 and no monies on class A and class M redemptions, respectively.

110 Dynamic Asset Allocation Growth Fund

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA commitments aggregated $801,783,926 and $747,905,074, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amount	premiums

Written options outstanding
at the beginning of the
reporting period	$—	$—	$—	$—

Options opened	3,109,000	553,651	164,309	94,723
Options exercised	—	—	—	—
Options expired	—	—	—	—
Options closed	—	—	(85,268)	(32,402)

Written options outstanding at
the end of the reporting period	$3,109,000	$553,651	$79,041	$62,321

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/14		Year ended 9/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	4,141,339	$68,201,737	8,013,272	$115,450,691

Shares issued in connection with
reinvestment of distributions	1,055,875	17,263,562	914,448	12,454,779

	5,197,214	85,465,299	8,927,720	127,905,470

Shares repurchased	(5,287,163)	(87,064,923)	(13,542,252)	(194,128,921)

Net decrease	(89,949)	$(1,599,624)	(4,614,532)	$(66,223,451)

	Six months ended 3/31/14		Year ended 9/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	284,205	$4,603,674	662,038	$9,402,966

Shares issued in connection with
reinvestment of distributions	47,919	771,490	32,681	438,572

	332,124	5,375,164	694,719	9,841,538

Shares repurchased	(1,014,778)	(16,467,403)	(2,543,515)	(35,887,044)

Net decrease	(682,654)	$(11,092,239)	(1,848,796)	$(26,045,506)

	Six months ended 3/31/14		Year ended 9/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	736,659	$11,704,694	1,210,461	$16,943,269

Shares issued in connection with
reinvestment of distributions	72,727	1,143,998	42,968	563,743

	809,386	12,848,692	1,253,429	17,507,012

Shares repurchased	(603,522)	(9,551,792)	(1,519,340)	(20,885,570)

Net increase (decrease)	205,864	$3,296,900	(265,911)	$(3,378,558)

Dynamic Asset Allocation Growth Fund 111

	Six months ended 3/31/14		Year ended 9/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	98,332	$1,598,935	157,268	$2,232,327

Shares issued in connection with
reinvestment of distributions	17,189	276,393	12,246	164,224

	115,521	1,875,328	169,514	2,396,551

Shares repurchased	(108,433)	(1,759,245)	(307,252)	(4,352,826)

Net increase (decrease)	7,088	$116,083	(137,738)	$(1,956,275)

	Six months ended 3/31/14		Year ended 9/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	206,839	$3,347,233	270,216	$3,859,556

Shares issued in connection with
reinvestment of distributions	12,058	194,129	10,974	147,155

	218,897	3,541,362	281,190	4,006,711

Shares repurchased	(180,629)	(2,945,676)	(388,660)	(5,541,425)

Net increase (decrease)	38,268	$595,686	(107,470)	$(1,534,714)

	Six months ended 3/31/14		Year ended 9/30/13

Class R5	Shares	Amount	Shares	Amount

Shares sold	410,707	$6,830,935	3,238	$49,670

Shares issued in connection with
reinvestment of distributions	6,105	100,484	10	134

	416,812	6,931,419	3,248	49,804

Shares repurchased	(38,607)	(647,058)	—	—

Net increase	378,205	$6,284,361	3,248	$49,804

	Six months ended 3/31/14		Year ended 9/30/13

Class R6	Shares	Amount	Shares	Amount

Shares sold	199,917	$3,348,829	1,651,339	$24,449,744

Shares issued in connection with
reinvestment of distributions	27,407	451,660	10	139

	227,324	3,800,489	1,651,349	24,449,883

Shares repurchased	(127,064)	(2,124,650)	(96,723)	(1,496,080)

Net increase	100,260	$1,675,839	1,554,626	$22,953,803

	Six months ended 3/31/14		Year ended 9/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,385,040	$39,760,208	6,239,738	$90,864,806

Shares issued in connection with
reinvestment of distributions	126,504	2,082,263	176,385	2,418,232

	2,511,544	41,842,471	6,416,123	93,283,038

Shares repurchased	(3,127,024)	(52,685,749)	(10,965,706)	(160,774,303)

Net decrease	(615,480)	$(10,843,278)	(4,549,583)	$(67,491,265)

112 Dynamic Asset Allocation Growth Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	806	0.21%	$13,855

Class R6	807	0.05	13,897

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$192,561,737	$2,108,379	$25,000,000	$51,394	$169,670,116

Putnam Short Term
Investment Fund*	194,542,261	144,341,058	166,883,403	77,610	171,999,916

Totals	$387,103,998	$146,449,437	$191,883,403	$129,004	$341,670,032

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Dynamic Asset Allocation Growth Fund 113

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$100,000

Written equity option contracts (contract amount) (Note 3)	$100,000

Written swap option contracts (contract amount) (Note 3)	$1,300,000

Futures contracts (number of contracts)	7,000

Forward currency contracts (contract amount)	$595,400,000

OTC interest rate swap contracts (notional)	$4,300,000

Centrally cleared interest rate swap contracts (notional)	$141,400,000

OTC total return swap contracts (notional)	$182,300,000

OTC credit default contracts (notional)	$14,300,000

Centrally cleared credit default contracts (notional)	$89,600,000

Warrants (number of warrants)	3,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Receivables,
Net assets —
Unrealized
Credit contracts	appreciation	$6,238,167*	Payables	$24,876

Foreign
exchange contracts	Receivables	2,651,642	Payables	1,619,023

Investments,
	Receivables,		Payables,
	Net assets —		Net assets —
	Unrealized		Unrealized
Equity contracts	appreciation	4,176,598*	depreciation	2,885,018*

Payables,
Net assets —
Unrealized
Interest rate contracts	Receivables	517,623*	depreciation	1,040,262*

Total		$13,584,030		$5,569,179

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

114 Dynamic Asset Allocation Growth Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit
contracts	$—	$—	$—	$—	$6,643,623	$6,643,623

Foreign
exchange
contracts	—	—	—	(6,038,946)	—	$(6,038,946)

Equity
contracts	40,639	(11,085)	36,979,848	—	354,862	$37,364,264

Interest rate
contracts	—	—	(388,517)	—	(1,531,587)	$(1,920,104)

Total	$40,639	$(11,085)	$36,591,331	$(6,038,946)	$5,466,898	$36,048,837

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit
contracts	$—	$—	$—	$—	$(1,399,664)	$(1,399,664)

Foreign
exchange
contracts	—	—	—	4,869,824	—	$4,869,824

Equity
contracts	25,609	47,526	202,013	—	509,493	$784,641

Interest rate
contracts	—	19,453	263,298	—	1,341,021	$1,623,772

Total	$25,609	$66,979	$465,311	$4,869,824	$450,850	$5,878,573

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

Dynamic Asset Allocation Growth Fund 115

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$312,674	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$312,674

OTC Total return swap contracts*#	—	2,236	—	511,354	1,640	—	—	—	—	—	—	—	—	—	515,230

OTC Credit default swap contracts*#	—	—	—	—	17,844	—	—	—	59,413	—	—	—	—	—	77,257

Centrally cleared credit default
swap contracts§	—	—	415,773	—	—	—	—	—	—	—	—	—	—	—	415,773

Futures contracts§	—	—	—	—	—	—	—	—	—	3,953,152	—	—	—	—	3,953,152

Forward currency contracts#	188,108	317,199	—	214,473	397,741	153,658	202,378	221,608	142,674	—	135,112	240,059	216,366	222,266	2,651,642

Purchased options**#	—	—	—	—	—	—	147,537	—	—	—	—	—	28,989	—	176,526

Total Assets	$188,108	$319,435	$728,447	$725,827	$417,225	$153,658	$349,915	$221,608	$202,087	$3,953,152	$135,112	$240,059	$245,355	$222,266	$8,102,254

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	325,866	—	—	—	—	—	—	—	—	—	—	—	325,866

OTC Total return swap contracts*#	—	7,332	—	387,481	—	—	6,640	—	124	—	—	—	—	—	401,577

OTC Credit default swap contracts*#	3,168	1,079	—	—	20,629	—	—	—	—	—	—	—	—	—	24,876

Centrally cleared credit default
swap contracts§	—	—	196,952	—	—	—	—	—	—	—	—	—	—	—	196,952

Futures contracts§	—	—	—	—	—	—	—	—	—	147,426	—	—	—	—	147,426

Forward currency contracts#	16,917	245,252	—	167,776	336,575	58,094	11,676	92,800	150,266	—	4,326	207,859	315,128	12,354	1,619,023

Written swap options#	—	—	—	—	—	—	—	—	534,198	—	—	—	—	—	534,198

Written options#	—	—	—	—	—	—	25,965	—	—	—	—	—	9,093	—	35,058

Total Liabilities	$20,085	$253,663	$522,818	$555,257	$357,204	$58,094	$44,281	$92,800	$684,588	$147,426	$4,326	$207,859	$324,221	$12,354	$3,284,976

Total Financial and Derivative Net Assets	$168,023	$65,772	$205,629	$170,570	$60,021	$95,564	$305,634	$128,808	$(482,501)	$3,805,726	$130,786	$32,200	$(78,866)	$209,912	$4,817,278

Total collateral received (pledged)##†	$110,000	$(124,888)	$—	$—	$10,842	$90,000	$151,840	$123,076	$(469,577)	$—	$—	$—	$—	$—	$(108,707)

Net amount	$58,023	$190,660	$205,629	$170,570	$49,179	$5,564	$153,794	$5,732	$(12,924)	$3,805,726	$130,786	$32,200	$(78,866)	$209,912	$4,925,985

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

116 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 117

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	176,804,132	6,294,359

Ravi Akhoury	176,905,841	6,192,649

Barbara M. Baumann	177,716,173	5,382,317

Jameson A. Baxter	177,651,443	5,447,047

Charles B. Curtis	177,640,934	5,457,557

Robert J. Darretta	177,728,771	5,369,719

Katinka Domotorffy	177,481,553	5,616,937

John A. Hill	177,758,170	5,340,320

Paul L. Joskow	177,751,800	5,346,690

Kenneth R. Leibler	177,821,901	5,276,589

Robert E. Patterson	177,687,130	5,411,360

George Putnam, III	177,756,853	5,341,637

Robert L. Reynolds	177,861,329	5,237,161

W. Thomas Stephens	177,702,507	5,395,983

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

55,274,623	1,142,227	2,960,050	15,672,157

A proposal to adopt an Amended and Restated Declaration of Trust was approved with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

137,678,659	3,199,261	8,004,299	34,216,272

All tabulations are rounded to the nearest whole number.

118 Dynamic Asset Allocation Growth Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Dynamic Asset Allocation Growth Fund 119

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

120 Dynamic Asset Allocation Growth Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Dynamic Asset Allocation Growth Fund 121

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

122 Dynamic Asset Allocation Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

Dynamic Asset Allocation Growth Fund 123

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

124 Dynamic Asset Allocation Growth Fund

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA058
287159 5/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2014